UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 65	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 65	☒

MIDAS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

11 Hanover Square, New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)

1-212-785-0900
(Registrant’s Telephone Number, including Area Code)

Russell Kamerman, Esq.
11 Hanover Square, New York, NY 10005
(Name and Address of Agent for Service)

Continuous
(Approximate Date of Proposed Offering)
It is proposed that this filing will become effective (check appropriate box)

☒           immediately upon filing pursuant to paragraph (b) of Rule 485
☐           on (date) pursuant to paragraph (b) of Rule 485
☐           60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐           on (date) pursuant to paragraph (a)(1) of Rule 485
☐           75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐           on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A. Prospectus

MIDAS FUND Ticker Symbol : MIDSX	MIDAS MAGIC Ticker Symbol : MISEX

This prospectus, dated April 27, 2018 contains information you should know about Midas Fund and Midas Magic (each a "Fund" and together, the "Funds") before you invest.  Each Fund is a series of Midas Series Trust ("Trust").

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents
FUND SUMMARY	2
MIDAS FUND	2
MIDAS MAGIC	7
IMPORTANT ADDITIONAL INFORMATION	11
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS	11
PORTFOLIO MANAGEMENT	15
MANAGEMENT FEES	15
DISTRIBUTION AND SHAREHOLDER SERVICES	15
PURCHASING SHARES	16
EXCHANGE PRIVILEGES	17
REDEEMING SHARES	18
ACCOUNT AND TRANSACTION POLICIES	19
DISTRIBUTIONS AND TAXES	20
FINANCIAL HIGHLIGHTS	22

FUND SUMMARY
MIDAS FUND
INVESTMENT OBJECTIVE

The Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2. 99%
Total Annual Fund Operating Expenses	4.24%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 426	$1, 287	$ 2,161	$ 4,405

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 10 % of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objectives, under normal circumstances the Fund invests at least 65% of its total assets in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources ("Natural Resources Companies") and (ii) gold, silver, and platinum bullion and coins.  Up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. government securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade .  The Fund may invest in domestic and foreign companies of any size.  The investment manager seeks companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.  A security is typically sold when its potential to meet the Fund's investment objectives is limited or exceeded by another potential investment opportunity, when an investment in an issuer no longer appears to meet the Fund's investment objectives, or when the Fund must meet redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales, and may use leverage to the extent
2

permitted under the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resources Companies.  The Fund may trade securities actively in pursuit of its investment objectives.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum, and other precious metals are considered speculative.  The Fund's investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and certain other non-securities related sources.  Accordingly, the Fund may be required to hold precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Natural Resources Companies. The profitability of Natural Resources Companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments, and economic conditions.  The operations and financial performance of Natural Resources Companies may be directly affected by the prices of the produced commodities, especially those Natural Resources Companies whose reserves of the commodities are significant assets.   The value of securities issued by Natural Resources Companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. The prices of Natural Resources Company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk.  To maintain or increase their revenue level, Natural Resources Companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Precious Metals Mining Company Risk.  The profitability of companies involved in precious metals mining and related activities is significantly affected by changes in the market prices of precious metals.  Precious metals mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of precious metals mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Climate Change Risk.  The Fund is subject to the special risks associated with climate change.  Weather may play a role in the cash flows of the Natural Resources Companies in which the Fund invests.  Although many of the companies in this sector can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, many be unpredictable.  The damage done by extreme weather could adversely affect the financial condition of such companies.  Additionally, new or strengthened regulations or legislation could increase the operating costs and/or decrease the revenues of Natural Resources Companies.

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund's portfolio.  A risk of investing in stocks, precious metals, and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  The Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

3

Concentration.  The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by economic, market, political or regulatory occurrences affecting the precious metals and natural resources industries.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries where those securities are issued or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of the Fund's investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  In addition, investing in emerging (less developed) markets may involve higher levels of each of these risks.

Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund's last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund's total returns.

Small Capitalization.  The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history.  Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than stocks of larger companies to adverse business or economic developments.  The securities of small companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies.  As a result, the value of such securities may be more volatile than the securities of larger companies.  During broad market downturns, the Fund's net asset value ("NAV") may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities.  At times, the stocks of larger companies may lag other types of stocks in performance.  Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund's use of leverage will be successful.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce returns or increase volatility.  The Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party.  Because the Fund's potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.  A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

4

Security Selection.  The securities selected for the Fund's portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, exchange traded fund ("ETF") shares, or other Fund holdings in complete or partial payment of redemptions.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund's after tax performance.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.  The following table compares the Fund's average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the managed precious metals funds tracked by Morningstar which reflects the market sectors in which the Fund may invest.  Past performance (before and after taxes) is not predictive of future performance.

MIDAS FUND – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 1/1/2016 – 3/31/2016 45.07%
Worst Quarter: 7/1/08 – 9/30/08 (41.51)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Return Before Taxes	5.98%	(13.70)%	(13.42)%
Return After Taxes on Distributions	5.98%	(13.70)%	(13.54)%
Return After Taxes on Distributions and Sale of Fund Shares	3.39%	(9.63)%	(8.24)%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.49%
PMA (reflects no deduction for fees, expenses, or taxes)	11.33%	(9.43)%	(4.00)%

The Fund's returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder's tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

5

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Thomas B. Winmill, President and Trustee, has managed the Fund since 2002.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 11 of the prospectus.
6

MIDAS MAGIC
INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0. 96%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2. 40%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	3. 62%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 364	$1, 109	$1, 873	$ 3,880

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 27 % of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund may invest in any security type (e.g., common and preferred stocks, bonds, convertible securities, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size.  Generally, the investment manager seeks what it believes to be quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics.  A security is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales and may use leverage to the extent permitted under the 1940 Act.  To achieve the Fund's investment objective, the investment manager may use a seasonal investing strategy to invest the Fund's assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, taxable events, and other calendar related phenomena.  The investment manager's analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.   The Fund may trade securities actively in pursuit of its investment objective.

7

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund's portfolio.  A risk of investing in stocks and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  The Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund's total returns.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund's use of leverage will be successful.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries where those securities are issued or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of the Fund's investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  In addition, investing in emerging (less developed) markets may involve higher levels of each of these risks.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce returns or increase volatility.  The Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party.  Because the Fund's potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.  A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Medium and Large Capitalization.  Compared to smaller companies, medium and large-cap companies may be less responsive to changes and opportunities.  At times, the stocks of larger companies may lag other types of stocks in performance.  Compared to larger companies, medium companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund's last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

8

Security Selection.  The securities selected for the Fund's portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund's after tax performance.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.  The following table compares the Fund's average annual returns for the 1, 5, and 10 year periods with an appropriate broad based securities market index.  Past performance (before and after taxes) is not predictive of future performance.

MIDAS MAGIC – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 – 9/30/09 23.28%
Worst Quarter: 10/1/08 – 12/31/08 (32.60)%
AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Return Before Taxes	17.89%	12.59%	5.89%
Return After Taxes on Distributions	17.14%	9.73%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares	10.76%	9.64%	4.52%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.49%

The Fund's returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder's tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

9

Thomas B. Winmill, President and Trustee, has managed the Fund since April 29, 2016 .  William M. Winmill became co- portfolio manager effective April 27, 2018.   From May 15, 2012 through April 29, 2016, the Fund had been managed by the Investment Policy Committee ("IPC") of the investment manager, of which Thomas Winmill and William Winmill were members .

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to "Important Additional Information" on page 11 of the prospectus.
10

IMPORTANT ADDITIONAL INFORMATION

PURCHASE AND SALE OF FUND SHARES

Minimum Investments

Account Type	Initial	Subsequent	Individual Retirement Accounts ("IRAs") and Health Savings Accounts ("HSAs")	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Systematic Investment Program	$ 100	$100	HSA	$1,000	$100

Midas Systematic Investment Program.  With the Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Funds by any of the methods explained below on each day the New York Stock Exchange ("NYSE") is open for trading ("Business Day").

By Mail.  Regular mail: Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  Overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

By Telephone or Internet.  To expedite the redemption of Fund shares, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

TAX INFORMATION

Each Fund's distributions are taxable and will generally be taxed as ordinary income or long term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's distributor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.

 INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS
MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.   In addition to its investment objective, the Fund has adopted certain investment restrictions set forth in the SAI that are fundamental and may not be changed without shareholder approval.  The Fund's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Under normal circumstances, the Fund invests at least 65% of its total assets in Natural Resources Companies and gold, silver, and platinum bullion and coins.  Up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their
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gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing, or otherwise dealing in gold, silver, platinum, or other natural resources, in securities of selected growth companies, and in fixed income securities of any issuer, including U.S. government securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade.  The Fund may invest in domestic and foreign companies of any size.  The investment manager seeks companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.

Natural resources include ferrous and non-ferrous metals (such as iron, aluminum, and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil, and natural gas), chemicals, forest products, real estate, food products, and other basic commodities.  In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing, and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities.  The investment manager normally will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well.  The Fund normally may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment no longer appears to meet the Fund's investment objectives, or when the Fund must meet redemptions.  When seeking to achieve its secondary objective of current income, the Fund may invest in fixed income securities of issuers with investment grade ratings.

The Fund may invest in certain derivatives such as options, futures, and forward currency contracts.  Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices.  The Fund may engage in leverage by borrowing money for investment purposes to the extent permitted under the 1940 Act.  The Fund also may lend portfolio securities to brokers, dealers, and other financial institutions and may engage in short selling.  Additionally, the Fund may invest in special situations such as restricted securities, or securities of companies undergoing extraordinary or possibly one time events such as reorganizations or liquidations.

The Fund may, from time to time, under adverse market conditions, take temporary defensive positions and invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments.  When the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

Under the federal tax law, if the Fund earns more than 10% of its gross income in any taxable year from gains resulting from selling precious metals (and certain other non-securities related sources), it could lose its status as a regulated investment company for federal tax purposes (a "RIC") and be required to pay taxes on its entire net income and gains, if any, at corporate income tax rates (see "Distributions and Taxes" in the Statement of Additional Information ("SAI").  If the Fund generates such an excess of gains, it may pay such taxes or, to reduce such gains, hold its precious metals or sell them at a loss, or sell securities at a gain, when for investment reasons it would not otherwise do so.

MIDAS MAGIC invests aggressively for solely capital appreciation.   In addition to its investment objective, the Fund has adopted certain investment restrictions set forth in the SAI that are fundamental and may not be changed without shareholder approval.  The Fund's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Fund normally will exercise a flexible strategy in the selection of securities and usually will not be limited by the issuer's location, size, or market capitalization.  The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments.  The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as "leveraging" and may invest defensively in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments.  The Fund may invest in fixed income securities of any issuer, including U.S. government securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade.  The Fund also may lend portfolio securities to brokers, dealers, and other financial institutions.

To achieve the Fund's investment objective, the investment manager may use a seasonal investing strategy to invest the Fund's assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, taxable events, and other calendar related phenomena.  The investment manager's analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.  During other periods anticipated to be less favorable, under adverse market conditions, and from time to time, the Fund may take a defensive position, sell securities short, and/or invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments.  When the Fund takes a defensive position, it may not achieve its investment objective.

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The following provides more detail regarding certain Principal Risks and other risks that each Fund is subject to:

Short Selling, Options, and Futures Transactions.  Each Fund may engage in short selling up to 100% of its net assets, although it has no current intention of short selling more than 40% of its net assets, and it may engage in options and futures transactions to increase returns or for hedging purposes.  There is a risk that these transactions may reduce returns or increase volatility.

Futures contracts are derivative investments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date.  An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). Options and futures can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on a Fund's performance.

The successful use of derivatives will usually depend on the investment manager's ability to accurately forecast movements in the market relating to the underlying reference asset, reference rate or, index or event. If the investment manager does not predict correctly the direction of securities prices, interest rates and other economic factors, a Fund's derivatives position could lose value.  Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to a number of other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk and also involve, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.

A Fund may incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security, plus any premiums or interest paid to the third party.  A Fund may realize a gain if the borrowed security declines in price between those dates.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.  By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price.

When a Fund is selling stocks short, it normally must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund's ability to pursue other opportunities as they arise.

Possible losses from short sales differ from losses that could be incurred from purchases of securities.  Losses on securities sold short are theoretically unlimited because a Fund's loss arises from increases in the value of the security sold short.  Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

Fixed Income Securities.  Each Fund may invest in fixed income securities that are affected by changes in interest rates. When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Conversely, when interest rates fall, the value of fixed income securities generally rises.  As of the date of this prospectus, interest rates in the United States are at or near historic lows, which may increase a Fund's exposure to risks associated with rising interest rates including, but not limited to, a decline in the value of the Fund's fixed income investments, periods of volatility, and increased redemptions.  In the event of increased redemptions, a Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Fund. Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable or unwilling to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.    Additionally, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease liquidity. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests.  Ratings are only the opinions of the agencies issuing them, however, and are not absolute guarantees as to quality.  Generally, U.S. government securities issuers have different degrees of U.S. government backing.  Some may be chartered or sponsored by Acts of Congress, but payment of principal and interest on their securities is neither insured nor guaranteed by the U.S. Treasury. The downgrade of the credit rating of a security held by a Fund may decrease its value.  When a fixed income security is not rated, the Fund's investment manager may have to assess the risk of the security itself.  Securities rated below investment grade (i.e., "junk bonds") may include a substantial risk of default.  Further, any government guarantees on U.S. government securities extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities. Many fixed income securities, especially those issued at higher interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Issuers often exercise this right when interest rates are low.  Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income
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securities experience when rates decline.  Furthermore, a Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Securities Lending and Borrowing. Each Fund may lend up to one third of its total assets to other parties.  If a Fund engages in a lending transaction, the loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned.  A Fund may engage in lending transactions through a lending agent which is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund.  A Fund also may engage in securities borrowing in conjunction with short selling transactions, and may lend securities for the purpose of generating collateral to facilitate short selling transactions.  There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement.  The Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

Illiquid Securities Risk.  As a non-principal investment strategy, each Fund may invest up to 15% of its net assets in illiquid securities.  A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business.  Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.  See discussion under "Valuation" on page 17 of this prospectus.

Portfolio Holdings.  A description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' SAI found on the Funds' website, www.midasfunds.com.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds' ability to calculate their NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds' service providers may have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  As a result, in the event of a cyber incident, the Funds and their shareholders could be negatively impacted.

The following provides more detail regarding certain Principal Risks and other risks that Midas Fund is subject to:

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum and other precious metals are considered speculative.  The Fund's investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.

The price of gold has fluctuated widely in the past and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors' expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations.  The price of silver has also fluctuated widely in the past.  Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers.

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Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gains or losses realized upon sale.  Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

There is no assurance that gold, silver, platinum, or other precious metals will maintain their long term value in terms of purchasing power in the future.  If the prices of gold, silver, platinum, or other precious metals decline, the Fund expects the value of its investments to decline proportionately.

Natural Resources Companies.  The oil, gas, coal, metals, and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations.  Sustained declines in demand for the indicated commodities could adversely affect the financial performance of Natural Resources Companies over the long term.  The value of securities issued by Natural Resources Companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.  In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs.  It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

In-Kind Redemptions.  To avoid liability for federal income tax, the Fund normally must, among other things, derive at least 90% of its gross income each taxable year from sources including interest, dividends, and gains on sales of securities.  Gains on the Fund's sales of precious metals, and options and futures thereon, would not qualify as gains on sales of "securities."  Consequently, sales of precious metals at a gain could result in the Fund's loss of status as a RIC and subject the Fund to liability for federal income tax on its entire net income.  To try to reduce such sales of precious metals and this potential adverse tax result, the Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

PORTFOLIO MANAGEMENT
Midas Management Corporation (the "investment manager") is the investment manager for each Fund and has served as a mutual fund investment manager for over 20 years.  It provides day-to-day advice regarding portfolio transactions for each Fund.  The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration.  Its address is 11 Hanover Square, New York, New York 10005.

Thomas B. Winmill has acted as portfolio manager for Midas Fund since 2002 and for Midas Magic since April 29, 2016.  He has been president of the investment manager since 1995 and the distributor since 1991.  He also serves as President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee of the Funds.  He has served as a member of the investment manager's IPC since 1990.  As the current Chairman of the IPC, he helps establish general investment guidelines.   William M. Winmill has acted as portfolio manager for Midas Magic since April 27, 2018.  He has been vice president of the investment manager and the distributor since 2016.  He also serves as Vice President of the Funds.  He has served as a member of the investment manager's IPC since 2016.

Additional information regarding portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities of the Funds may be found in the SAI.

MANAGEMENT FEES
Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets.  For the fiscal year ended December 31, 2017 , Midas Fund and Midas Magic paid the investment manager a fee of 1.00% and 0. 96%, respectively, of the Fund's average daily net assets.

A discussion regarding the basis of approval by the Board of Trustees of each Fund's investment management agreement with the investment manager is available in each Fund's semi-annual report to shareholders for the period ended June 30, 2017 .

DISTRIBUTION AND SHAREHOLDER SERVICES
Midas Securities Group, Inc. is the distributor of the Funds and provides distribution and shareholder services.  The Trust has adopted a plan under Rule 12b-1 on behalf of each Fund and each Fund pays the distributor a 12b-1 fee as compensation for distribution and shareholder services at an annual rate based on that Fund's average daily net assets.  These fees are paid out of the Fund's assets on an
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ongoing basis.  Over time, these fees may increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Fund and Midas Magic each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets.

PURCHASING SHARES
Your price for Fund shares is the Fund's next calculation, after the order is received by the Fund's transfer agent or its authorized agent, of NAV per share, which is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Each Fund's NAV per share is the market value of the Fund's assets, minus fund expenses and any other liabilities, divided by the number of Fund shares outstanding. The NYSE is generally closed on the following holidays:  New Year's Day, Dr. Martin Luther King, Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund's NAV per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.  The Funds' shares are priced only on Business Days.  If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares.  Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Ultimus Asset Services, LLC, the Funds' transfer agent.

Opening Your Account

By Internet.  Visit www.midasfunds.com for more information about opening an account online.

By Check.  Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check, to Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (see "Minimum Investments" on page 11).  Checks must be payable to the order of Midas Funds in U.S. dollars.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  Cashier's checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000.  In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).  You will be charged an $8 fee for any check that does not clear.

By Wire.  Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Service Representative.  A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted.  The completed application should be faxed to 1-877-513-0756, Attn: Midas Funds.  You will then be assigned a Fund account number and receive wiring address information.  Your account number and name(s) must be specified in the wire as they are to appear on the account registration.  You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.  This service is not available on days when the Federal Reserve wire system is closed.  For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

Midas Systematic Investment Program

Midas offers an excellent service - the Midas Bank Transfer Plan - which makes regular investing convenient.  It can help you seek today your financial goals for the future.  With the free Midas Bank Transfer Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will transfer the money from your bank account for investment in your designated Midas account.  Periodically, you should review your overall portfolio.  For retirement investing goals, consider the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRAs.  At Midas, we also offer HSAs as well as Education Savings Accounts.  Forms for all of these Midas plans may be found at www.midasfunds.com.

Investing the same amount regularly, known as "dollar cost averaging," can reduce any anxiety of investing in a rising or falling market or buying all of your shares at market highs.  Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases.  Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

Plan	Description
Midas Bank Transfer Plan	For making systematic investments from a designated bank account.
Midas Salary Investing Plan	For making systematic investments through a payroll deduction.

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Midas Government Direct Deposit Plan	For making systematic investments from your federal employment, Social Security, or other regular federal government check.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.  You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date.  To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency.

Shareholder Identification Program.  You may be asked to provide additional information in order for the Funds to verify your identity in accordance with requirements under U.S. anti-money laundering regulations.  A Fund will generally close an account within 60 Business Days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer's identity.  The Fund's transfer agent will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

Adding to Your Account

By Check.  Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (see "Minimum Investments" on page 11).  If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund, and the name of the registered owner.

By Electronic Funds Transfer (EFT).  The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House ("ACH") system, to your Fund account.  Requests received by 4 p.m. ET on Business Days will ordinarily be credited to your Fund account on the same Business Day.  Your designated bank must be an ACH member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see "Minimum Investments" on page 11).  Your account will be charged a $10 per item fee for each ACH transaction that is returned for any reason in addition to any loss incurred by the Fund as a result of reversing the transaction.  To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

By Wire.  Subsequent investments by wire may be made at any time by simply following the same wiring procedures under "Opening Your Account" (see "Minimum Investments" on page 11), but without having to call.

Valuation.  Fund investments are valued based on market value determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities may be valued based on fair value as determined in good faith under the direction of the Board of Trustees.  Occasionally, events affecting the value of gold, platinum, and silver bullion, foreign securities, foreign currencies and currency exchange rates occur after the close of trading on the NYSE or on days when the NYSE is closed, which events may not be reflected in a computation of a Fund's NAV on that day.  Such events may be company specific, such as earnings reports, country or region specific, such as a natural disaster or terrorist activity, or global in nature.  If events materially affecting the value of such securities occur during such time period, the securities may be valued at their fair value as determined in good faith under the direction of the Board of Trustees.  Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale.

EXCHANGE PRIVILEGES
You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold by the Fund in your state of residence, and the exchange may otherwise legally be made).  To exchange shares, please access www.midasfunds.com or call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on any Business Day of the Fund and provide the following information:  account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.  Your price for Fund shares exchanged is the Fund's next calculation, after the order is received by the Fund's transfer agent or its authorized agent, of NAV per share which is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Shares of all Funds exchanged within 30 days of purchase normally will be subject to a 1% redemption fee.  An exchange of shares of one Fund for shares of another Fund is considered a fully taxable transaction upon which you may realize a taxable gain or loss.

17

REDEEMING SHARES
Generally, you may redeem shares of the Funds by any of the methods explained below.  Requests for redemption should include the following information:  name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and address or wire information.  Your price for Fund shares redeemed is the Fund's next calculation, after the order is received by the Fund's transfer agent or its authorized agent, of NAV per share which is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Shares of all Funds redeemed within 30 days of purchase normally will be subject to a 1% redemption fee.  IRAs normally will be subject to a pre-age 59½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.  HSAs normally will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

In some instances, a New Technology Medallion Guaranteed Stamp may be required.  New Technology Medallion Guaranteed Stamps protect against unauthorized account transfers by assuring that a signature is genuine.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, one signature must be guaranteed.  Please call us to ensure that your New Technology Medallion Guaranteed Stamp will be processed correctly.  The Funds may waive this requirement in their discretion.

By Mail.  Regular mail: Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  Overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.  The request must specify the number of shares or dollar amount to be redeemed and be signed by the registered owner(s). Additional documentation may be required.

By Telephone or Internet.  To expedite the redemption of Fund shares, call 1-800-400-MIDAS (6432) to speak with a Shareholder Services Representative between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.  Proceeds of redemption requests submitted in proper form ordinarily will be available to shareholders by Federal Funds wire the next Business Day.

Redemption Payment.  Payment for shares redeemed will ordinarily be made within three Business Days after receipt of the redemption request in proper form.  Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase.  Redemptions to third parties are prohibited.

Method of Payment. Each Fund typically expects that to meet redemption requests it will use cash balances, the proceeds from the sale of portfolio securities, its liquidity facility and/or other borrowings, and, with respect to Midas Fund, redeem shares in-kind. These redemption methods may be used regularly and in stressed market conditions.

Redemptions Through Financial Intermediaries.  You are an investor subject to the redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of a tax deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.  Currently, only certain intermediaries have the ability to collect a Fund's redemption fee from their customers' accounts.  Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds.  In general, the Funds will seek to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Funds.  If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

Waiver/Exceptions/Changes.  Each Fund reserves the right to waive the redemption fee at its discretion to the extent permitted or required by applicable law.  The redemption fee does not apply to certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in the Funds.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  You normally will receive 60 days' notice of any material changes, unless otherwise provided by law.

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Limitations on Collection.  Currently, each Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers.  For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the redemption fees.  Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know:  (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

In-Kind Redemptions.  Subject to the restrictions set forth below, Midas Fund may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals, bullion, coins, ETF shares, or other holdings in complete or partial payment of redemptions.  For a shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.  For such in-kind redemptions, the assets would be selected by the Fund.  See "Purchase and Redemption of Shares – In-Kind Redemptions" in the SAI for a discussion of the operating policies for such redemptions.  In-kind redemptions are taxed in the same manner as cash redemptions for federal income tax purposes.

Systematic Withdrawal Plan.  If your shares have a value of at least $20,000, you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100.  If you elect automatic withdrawals, your dividends and other distributions will continue to be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

ACCOUNT AND TRANSACTION POLICIES
Telephone Privileges.  The Funds may accept telephone orders from shareholders and guards against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests.  You are responsible for any loss caused by an order which later proves to be fraudulent if a Fund followed reasonable procedures.

Assignment.  You may transfer your Fund shares to another owner.  For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.

Frequent Trading.  Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance, and increase expenses for all shareholders, including long term shareholders who do not generate these costs.  Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market.  The Funds may be subject to these greater risks as they invest in foreign securities.  Each Fund is designed for long term investors, and is not intended for excessive trading activities.  The Funds take reasonable steps to discourage excessive short term trading and the Board of Trustees has adopted policies and procedures with respect to excessive trading.  The Funds normally monitor trades in an effort to detect excessive short term trading.  The Funds may refuse, cancel, or redeem purchase orders at the purchase price NAV for any reason, without prior notice.  In addition, to discourage short term trading, if shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will normally deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged.  Such redemption fees are retained by the Fund.

Although the Funds monitor for excessive short term activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the intermediary maintains the underlying shareholder accounts.  Accordingly, there can be no assurance that the Funds will be able to eliminate all excessive short term activities.  The Funds typically seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor.  Any associated person of the investment manager or the distributor who becomes aware of any actions taken to undertake, effect, or facilitate short term activities contrary to a representation made in a Fund's prospectus or SAI is to report the actions to the Funds' Chief Compliance Officer.  More information regarding the Funds' short term trading policies and procedures is available in the SAI.

Accounts with Below Minimum Balances.  Your account will normally be charged a $20 small account fee if its value on the next to last Business Day of the calendar year is less than $500, unless it is an IRA, HSA, or you participate in the Midas Systematic Investment Program.  The Funds may redeem at any time at current NAV all shares in any account, subject to the requirements of applicable law.  The Funds reserve the right to close your account if you terminate your participation in the Midas Systematic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents.  Shareholders residing at the same address will normally receive one copy of a Fund's summary prospectus and shareholder report to share with all residents who invest in the same Fund.  If at any time you would like to receive separate copies of a Fund's summary prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and a Shareholder Services Representative will be happy to change your delivery status.  The material normally will be sent within 30 days of your request.

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Escheatment.  Your shares may be transferred to the appropriate state authority if you do not provide your current contact information to the Funds within the time period specified by applicable state law.

 DISTRIBUTIONS AND TAXES
Distributions.  Each Fund normally pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any, after offset by net capital loss carryovers.  Income dividends and capital gain distributions (collectively, "distributions" and each a "distribution") if any, are normally declared and paid annually.  Your distributions will be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Taxes.  Changes in income tax laws, potentially with retroactive effect, could impact a Fund's investments or the tax consequences to you of investing in a Fund.  Some of the changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders.  Please consult your tax adviser before investing.   Generally, you will be taxed when you sell or exchange shares of a Fund and when you receive distributions (whether reinvested in additional shares or taken in cash).  Typically, your tax treatment will be as follows:

Transaction	Tax treatment
Income dividend	Ordinary income or "qualified dividend income"
Net short term capital gain distribution	Ordinary income
Net capital gain (see below) distribution	Long term capital gain
Sale or exchange of shares held for more than one year	Long term capital gain or loss
Sale or exchange of shares held for one year or less	Short term capital gain or loss

Because distributions are taxable, you may want to avoid making a substantial investment in a taxable account when a Fund is about to declare a distribution, which normally takes place, if at all, in December.  Shortly after the end of each calendar year, each Fund issues tax information on its distributions, if any, for the previous year.

Dividends paid to individual and certain other non-corporate shareholders by a Fund that are attributable to its "qualified dividend income" (see "Distributions and Taxes" in the SAI) are subject to a 15% maximum federal income tax rate for shareholders with taxable income not exceeding a specified threshold amount and 20% for those non-corporate shareholders with taxable income exceeding the applicable threshold amount.  For corporate shareholders, a portion of a Fund's distributions may qualify for the intercorporate dividends-received deduction to the extent such Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction, and the corporate shareholder meets certain holding period requirements with respect to its shares.

Distributions by a Fund to individual and certain other non-corporate shareholders attributable to net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) such Fund recognizes on sales or exchanges of capital assets also are subject to the 15% and 20% maximum rates mentioned above with respect to qualified dividends.  Moreover, any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year generally will qualify for those rates.

Each Fund has chosen the average basis method as its default basis determination method for Fund shares that shareholders acquired or acquire after December 31, 2011 ("Covered Shares"). Each Fund, or its administrative agent, must report to the Internal Revenue Service ("IRS") and furnish to its shareholders the basis information for Covered Shares.  See "Distributions and Taxes" in the SAI for a description of the rules regarding that election and each Fund's reporting obligation.

Any investor for whom a Fund does not have a valid taxpayer identification number may be subject to backup withholding.  Backup withholding may be required in certain other circumstances (see "Distributions and Taxes" in the SAI).

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock and securities in foreign corporations, a Fund would be eligible to, and may, file an election with the IRS that would enable a Fund's shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by such Fund to foreign countries and U.S. possessions.  A Fund will typically notify you if it makes such an election.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a net investment income ("NII") tax of 3.8%.  The NII tax is imposed on the lesser of: (i) a taxpayer's investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer's modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  A Fund's distributions may be includable in a shareholder's investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares may be includable in such shareholder's investment income for purposes of this NII tax. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

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The tax considerations described in this section do not apply to tax deferred accounts or other nontaxable entities.  Because everyone's tax situation is unique, please consult your tax professional about your investment.

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FINANCIAL HIGHLIGHTS
The following tables describe the Funds' performance for the past five years ended December 31, 2017 .  Each Fund's fiscal year end is December 31.  Certain information reflects financial results for a single Fund share.  Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and other distributions.

The financial highlights for the years shown were audited by Tait, Weller & Baker LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.   This table should be read in conjunction with the audited financial statements and related notes that have been incorporated by reference into the SAI.

MIDAS FUND	For the Year Ended December 31,

	2017	2016	2015	2014	2013

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$1.17	$0.71	$0.99	$1.38	$2.59

Income (loss) from investment operations:

Net investment loss (1)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)

Net realized and unrealized gain (loss) on investments	0.10	0.49	(0.26)	(0.37)	(1.19)

Total from investment operations	0.07	0.46	(0.28)	(0.39)	(1.21)

Net asset value, end of period*	$1.24	$1.17	$0.71	$0.99	$1.38

Total Return	5.98%	64.79%	(28.28)%	(28.26)%	(46.72)%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$18,053	$18,822	$10,058	$14,260	$20,815

Ratio of expenses to average net assets (2)	4.23%	3.39%	4.00%	3.04%	3.02%

Ratio of net investment loss to average net assets	(2.69)%	(2.49)%	(2.18)%	(1.69)%	(1.30)%

Portfolio turnover rate	10%	2%	11%	31%	17%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of expenses excluding loan interest and fees from the use of leverage to average net assets was 3.63%, 3.17%, 3.99%, 2.97%, and 2.96% for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 , respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

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MIDAS MAGIC	For the Year Ended December 31,

	2017	2016	2015	2014	2013

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$16.58	$18.10	$23.05	$24.33	$18.73

Income (loss) from investment operations:

Net investment loss (1)	(0.40)	(0.34)	(0.40)	(0.50)	(0.46)

Net realized and unrealized gain (loss) on investments	3.37	2.79	(0.38)	0.96	7.53

Total from investment operations	2.97	2.45	(0.78)	0.46	7.07

Less distributions:

Realized gains	(0.53)	(3.97)	(4.17)	(1.74)	(1.47)

Net asset value, end of period*	$19.02	$16.58	$18.10	$23.05	$24.33

Total Return	17.89%	13.44%	(3.56)%	1.82%	37.79%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$15,261	$13,643	$13,142	$15,186	$16,738

Ratio of expenses to average net assets (2)	3.61%	4.04%	3.92%	3.59%	3.37%

Ratio of net investment loss to average net assets	(2.28)%	(1.88)%	(1.79)%	(2.00)%	(2.10)%

Portfolio turnover rate	27%	49%	37%	30%	13%

(1) Average shares outstanding during the period are used to calculate per share data.

(2) The ratio of expenses excluding loan interest and fees from the use of leverage to average net assets was 3.16%, 3.82%, 3.81%, 3.49%, and 3.31% , for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 , respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

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INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS

Opening Your New Account

ONLINE
To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.
1 Visit www.MidasFunds.com and click "Open an Account" at the top menu bar.
2 Follow the instructions and complete the information to open a new account.
3 Start investing in the Midas Funds of your choice today!

PAPER
To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.
1
REGISTRATION  If there is more than one owner of the account, the registration will be "Joint Tenants with Right of Survivorship" unless you specify "Tenants in Common." If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2
MAILING AND E-MAIL ADDRESSES, AND TELEPHONE NUMBER  You must be a U.S. citizen with a U.S. mailing address. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian's physical address.

3
CHOOSE FUND(S) AND AMOUNT INVESTED  Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Systematic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.
5
SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 of the Account Application. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6
COST BASIS  Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7
MIDAS SHAREHOLDER SERVICES - MIDAS SYSTEMATIC INVESTMENT PROGRAM/THE MIDAS TOUCH®  With the free Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Systematic Investment Program is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you'd like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers between the Midas Funds, and perform transactions through a Shareholder Services Representative.
To activate these features, please indicate your bank routing and account numbers or attach a voided check.
8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.
SEND BY MAIL  Mail your completed Account Application to Midas Funds, Box 46707, Cincinnati, OH 45246-0707. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.
SEND BY WIRE  Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative, for wire instructions.
IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 A.M. AND 6 P.M. ET ON BUSINESS DAYS.

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NEW ACCOUNT APPLICATION
Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account.
Mail this completed Application and check payable to Midas Funds to:
Midas Funds, Box 46707, Cincinnati, OH 45246-0707.
For an IRA or other tax advantaged accounts, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com/forms

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.
WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:
First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐
First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:
Minor's First Name	Minor's Middle Initial	Minor's Last Name	Minor's Social Security #	Minor's Date of Birth
Minor's Address (if different than custodian address)		City	State / Zip
2 MAILING AND E-MAIL ADDRESSES, AND TELEPHONE NUMBER
Street Address (physical address)	City	State / Zip	Daytime Telephone
Mailing Address (if different from above)	City	State / Zip	Daytime Telephone
E-mail Address

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS	MIDAS
FUND	MAGIC	TOTAL
$ +	$	=	$
By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.
By Wire:   Please complete this Application (except for the sentence in brackets below) and fax to 1-877-513-0756 with the name of the sending  bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Please indicate the assigned Midas account number			and the date the wire was sent	.]
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4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.
☐ Payment Option Dividends and distributions in cash.
5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.
☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out
☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.
7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH - Check the box for the service(s) you want for your account, and below please attach a voided check.
☐ Midas Systematic Investment Program - Starting	(date) automatically purchase shares of
(Fund Name) each month by transferring $	($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.
☐ THE MIDAS TOUCH - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Systematic Investment Program or to get THE MIDAS TOUCH,
please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING
"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares.
I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐	Owner ☐	Custodian	Date	Signature of Joint Owner (if any)	Date
This Account Application must be signed and completed by all authorized signers.

26

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27

FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available, free of charge, upon request and at www.midasfunds.com:

•
Annual/Semi-Annual Reports. Provide additional information about each Fund's investments, including performance data, portfolio holdings, and a letter from the Funds' portfolio manager discussing recent market conditions, economic trends, and investment strategies that significantly affected the Funds' performance during the last fiscal period.

•
Statement of Additional Information (SAI).  Provides additional information about the Funds, including a more technical and legal description of the Funds' policies, investment restrictions, and business structure.  A current SAI is on file with the SEC and is incorporated by reference herein (is legally considered part of this prospectus).

To obtain a copy of the Funds' SAI or Annual and Semi-Annual Reports free of charge, to request other information about a Fund, or to make shareholder inquiries, please contact the Funds using the following methods:

●	By telephone, call:
1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m. ET on Business Days and for 24 hour, 7 day a week automated shareholder services.

●	By mail, write to:
  Regular mail
Midas Funds
c/o Ultimus Asset Services, LLC
P.O. Box 46707,
Cincinnati, OH 45246-0707

Overnight express mail and courier
Midas Funds
c/o Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

●	By e-mail, write to:
info@midasfunds.com

●	On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas website at http://www.midasfunds.com

You can also review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090).  Reports and other information about the Funds are available on the EDGAR Database at http://www.sec.gov.  Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

The Trust's Investment Company Act file number is 811-04316.

28

Part B. Statement of Additional Information

STATEMENT OF ADDITIONAL INFORMATION
April 27, 2018

MIDAS SERIES TRUST

MIDAS FUND
Ticker:  MIDSX
MIDAS MAGIC
Ticker:  MISEX

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

This Statement of Additional Information ("SAI") dated April 27, 2018 provides supplementary information pertaining to Midas Fund ("Midas Fund") and Midas Magic ("Midas Magic") (each, a "Fund" and together, the "Funds"), which are separate series of Midas Series Trust ("Trust"), an open end management investment company.  This SAI is not a prospectus and should be read in conjunction with the Funds' prospectus, dated April 27, 2018 ("Prospectus").  This SAI is incorporated by reference into the Prospectus; in other words, this SAI also is legally a part of the Prospectus, which is available to prospective investors without charge upon request by calling 1-800-400-MIDAS (6432) or visiting www.midasfunds.com.

The financial statements for each Fund and the accompanying notes and report of the independent registered public accounting firm for the fiscal year ended December 31, 2017 , are included in the Annual Report to shareholders of that date and are incorporated herein by reference.   The Annual Report is available without charge upon request by calling 1-800-400-MIDAS (6432) or visiting www.midasfunds.com.

TABLE OF CONTENTS
Page

FUND HISTORY	3
THE FUNDS' INVESTMENT PROGRAMS	3
INVESTMENT RESTRICTIONS	13
OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACT STRATEGIES	15
FUND COMPLEX	22
OFFICERS AND TRUSTEES	22
PRINCIPAL SHAREHOLDERS	26
CODE OF ETHICS	27
PROXY VOTING	27
DISCLOSURE OF PORTFOLIO HOLDINGS	27
INVESTMENT MANAGEMENT	28
INVESTMENT MANAGEMENT AGREEMENT	29
PORTFOLIO MANAGERS	31
DISTRIBUTION OF SHARES	32
DETERMINATION OF NET ASSET VALUE	33
PURCHASE AND REDEMPTION OF SHARES	34
ALLOCATION OF BROKERAGE	36
DISTRIBUTION AND TAXES	38
CAPITAL STOCK INFORMATION	41
REPORTS TO SHAREHOLDERS	42
CUSTODIAN AND TRANSFER AGENT	42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43
APPENDIX A - SECURITIES RATINGS	A-1
APPENDIX B - PROXY VOTING	B-1

FUND HISTORY
Midas Series Trust was organized as a Delaware statutory trust on September 28, 2012.  On October 15, 2012, each of the then-existing three series of the Trust became the successor to one of three Maryland corporations (the "Predecessor Funds"), as set forth below. On June 24, 2016, Midas Perpetual Portfolio, a former series of the Trust, merged into Midas Fund.

Series	Formerly	Organized as a Maryland Corporation in
Midas Fund	Midas Fund, Inc.	1995
Midas Perpetual Portfolio (merged into Midas Fund as of June 24, 2016)	Midas Perpetual Portfolio, Inc.	1974 (changed its name from Midas Dollar Reserves, Inc. on December 29, 2008)
Midas Magic	Midas Magic, Inc.	1986 (changed its name from Midas Special Fund, Inc. on April 29, 2011)

THE FUNDS' INVESTMENT PROGRAMS
Each Fund is a series of Midas Series Trust, a non-diversified open end management investment company.

Investments and Investment Practices

Equity Securities.  Each Fund may invest in equity securities of U.S. and foreign issuers that, in the judgment of Midas Management Corporation (the "Investment Manager"), offer attractive potential to such Fund to reach its investment objective.  Equity securities are subordinate to debt securities and generally are more volatile than debt securities and more vulnerable to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long term growth potential in a company. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Foreign Securities and Emerging Markets.  Because each Fund may invest in foreign securities, either directly or through other issuers who invest in foreign securities, investment in a Fund may involve investment risks of adverse political and economic developments that are different from an investment in a fund that invests only in the securities of U.S. issuers.  Such risks may include adverse movements in the market value of foreign securities during days on which a Fund's net asset value ("NAV") is not determined, the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in a Fund's portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions that might adversely affect the payment of dividends or principal and interest on securities in a Fund's portfolio.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers, and some foreign securities markets may trade a smaller number of securities or may be held by a relatively small number of persons or institutions.  In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.  Because certain foreign entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.

The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions, and custodial fees, are higher than those associated with investment in domestic issuers.  Further, certain foreign markets may require payment for securities before delivery.  Foreign securities transactions also may be subject to difficulties associated with the settlement of such transactions, including extended clearance and settlement periods.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.  Inability to dispose of a portfolio security due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

Each Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and International Depository Receipts ("IDRs").  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities.  GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

The risks of investment in foreign securities are greater for investments in emerging markets.  Many emerging market countries can experience substantial, and in some periods extremely high, rates of inflation.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.  Economies in emerging markets generally are dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries.  This could, in turn, affect local interest rates, profit margins and exports that are a major source of foreign exchange earnings.  Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange.  Repatriation is ultimately dependent on the ability of a Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars.  Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a Fund.  In such a case, a Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange.  If a Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved.  If such conversion can legally be done outside official channels, either directly or indirectly, a Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.  Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets.  There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.  Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested.  In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Many emerging market countries have little experience with the corporate form of business organization and may not have well developed corporation and business laws, concepts of fiduciary duty in the business context, or anti-fraud and anti-insider trading legislation.  As such, minority shareholders may have little protection if management takes action that has an adverse impact on the securities in which a Fund invests.  Some emerging markets have different settlement and clearance procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

In addition to the risks discussed above, a Fund's investments in other issuers that invest in emerging markets securities, including exchange traded funds or exchange traded grantor trusts (collectively, "ETFs"), registered and unregistered investment companies, and hedge funds, may be subject to additional risks.  Certain emerging market countries require government approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer and may have less advantageous rights than the classes available for purchase by residents of the countries.  These investments are also subject to risks due to the inexperience of financial intermediaries, the lack of modern technology in the foreign market, and the possibility of temporary or permanent termination of trading.  Because the ETFs, registered and unregistered investment companies, and hedge funds in which a Fund may invest may not hedge against foreign currency risks, including the risk of changing currency exchange rates, the value of foreign currency denominated portfolio securities may be reduced irrespective of the underlying investment.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the United States Department of the Treasury ("U.S. Treasury") and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by Government National Mortgage Association ("Ginnie Mae")), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac") bonds).  As a result of market influences, yields of short term U.S. Treasury debt instruments are near historical lows.

Other U.S. government securities in which a Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  A Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.

Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of these portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund's NAV.

With respect to U.S. government securities backed solely by the issuing or guaranteeing agency or instrumentality itself, the investor must look principally to that agency or instrumentality for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to so do.  As a result, there is a risk that these entities will default on a financial obligation.  In September 2008, at the direction of the U.S. Treasury, Fannie Mae and Freddie Mac were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.  The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac.  No assurance can be given that the U.S. Treasury initiatives with respect to Fannie Mae and Freddie Mac will be successful.

Fixed Income Securities.  Each Fund may invest in fixed income securities which can be subject to default risk, that is, the risk that the issuer's promise to make payment will not be kept.  The Investment Manager attempts to reduce this risk to a low level by purchasing high grade dollar assets including, but not limited to, U.S. Treasury bills, notes, and bonds, U.S. government agency and instrumentality securities, and debt obligations of corporations with a Standard & Poor Global's ("S&P") rating of "A" or higher.  Long term dollar assets, and, to a lesser extent, short term dollar assets, are subject to the risk of rising interest rates.  As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline.  The degree to which a Fund, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity of its net dollar assets (the amount of its dollar assets reduced by any outstanding borrowings).  The greater the average length to maturity, the greater the risk.

The Federal Reserve began raising the federal funds rate in 2016.  There is uncertainty regarding whether the Federal Reserve will continue to raise the federal funds rate, and if so, how quickly, as well as how the financial markets will react.  If the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates will rise. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland.  The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. government.  While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks associated with investments in foreign securities as described above.

Real Estate Company Securities.  Investments in real estate company stocks category are generally common stocks, but a Fund may acquire preferred stocks of U.S. and foreign companies, shares of beneficial interest in real estate investment trusts, and ADRs, EDRs, and GDRs on stocks within this category.

Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Funds' investments.

Small Capitalization.  Each Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than stocks of larger companies to adverse business or economic developments.  The securities of small companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, a Fund's net asset value may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, a Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Convertible Securities.  Each Fund may invest in convertible securities which include corporate bonds, debentures, notes, preferred stocks, and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities have general characteristics similar to both debt and equity securities.  A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted, or exchanged.  Convertible securities generally rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Convertible securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).

Before conversion, convertible securities have characteristics similar to non-convertible obligations.  The price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also provides an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock or other equity security into which it is convertible.  As the market price of the underlying equity security declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying equity security.  When the market price of the underlying equity security increases, the price of a convertible security tends to rise as a reflection of the value of the underlying equity security.  To obtain the higher yield, to the extent a Fund invests in convertible securities, it may be required to pay a purchase amount in excess of the value of the underlying equity security.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund  will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Preferred Stocks.  Each Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for growth of capital and income.  Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.  Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds take precedence over the claims of owners of the issuer's preferred and common stock.  Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock.  Some preferred stock offers a fixed rate of return with no maturity date.  Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates.  Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis.  Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets.  Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer's credit quality. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock.  In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors.  There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which a Fund invests.

Lower Rated Debt Securities. Each Fund may invest in investment grade and below investment grade securities. Midas Fund may invest up to 35% of its total assets and Midas Magic may invest up to 100% of its total assets in unrated debt securities or debt securities rated below investment grade, although neither Fund currently intends to invest more than 5% of its total assets in such securities. Below investment grade securities are commonly referred to as "junk bonds." Below investment grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Below investment grade securities generally offer a higher current yield than that available for investment grade securities; however, risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. The below investment grade securities in which a Fund may invest do not normally include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. There can be no assurance, however, that such events will not occur after a Fund purchases a particular security, in which case a Fund may experience losses and incur costs. Below investment grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to stockholders.

Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities.  Factors adversely affecting the market value of such securities are likely to affect adversely a Fund's NAV.  Since 2008, demand for some below investment grade securities has increased and the difference between the yields paid by below investment grade securities and investment grade securities (i.e., the "spread") has narrowed.  To the extent this differential increases, the value of below investment grade securities in a Fund's portfolio could be adversely affected.

Like higher rated fixed income securities, below investment grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts.  However, there are fewer dealers in the below investment grade securities market, which market may be less liquid than the market for higher rated fixed income securities, even under normal economic conditions.  Also, there may be significant disparities in the prices quoted for below investment grade securities by various dealers.  As a result, during periods of high demand in the below investment grade securities market, it may be difficult to acquire below investment grade securities appropriate for investment by a Fund.  Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the below investment grade securities market and may cause the prices a Fund receives for its below investment grade securities to be reduced.  In addition, a Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers.  Under such conditions, judgment may play a greater role in valuing certain of a Fund's portfolio instruments than in the case of instruments trading in a more liquid market.  In addition, a Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit ratings are determined by credit rating agencies such as S&P, Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings, Inc.  Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by a Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

Ratings of investment grade or better include the four highest ratings of S&P (AAA, AA, A, or BBB), Moody's (Aaa, Aa, A, or Baa), and Fitch (AAA, AA, A, or BBB).  Moody's considers securities rated Baa to have speculative characteristics.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities.  Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.  The Investment Manager may consider such an event in determining whether a Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.  See Appendix A to this SAI for further information regarding S&P's, Moody's, and Fitch's ratings.

Municipal Securities.  Each Fund may invest without limit in municipal securities of varying maturities.  The municipal securities in which a Fund may invest include general obligation and revenue or special obligation securities.  General obligation securities are secured by an issuer's pledge of its full faith, credit, and unlimited taxing power for the payment of principal and interest.  Revenue or special obligations securities are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax.  Municipal securities also include private activity bonds ("PABs").  Dividends paid by a Fund attributable to municipal interest may be fully taxable to Fund shareholders unless at least 50% of a Fund's total assets at the close of each quarter of its taxable year consists of qualifying municipal obligations.  See Appendix A to this SAI for further information regarding municipal securities ratings.

Repurchase Agreements.  Each Fund may enter into repurchase agreements.  A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.  The securities are held for a Fund by a custodian bank as collateral until resold and may be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement.  Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller's repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. A Fund's right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods.  Repurchase agreements maturing in more than seven days may be considered illiquid.  A Fund normally will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments.

Borrowing.  Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets.  Each Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities or for any other purpose.  In lieu of paying interest to the custodian bank, a Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts.  If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.  The Trust, with the approval of the Trust's Board of Trustees ("Board of Trustees" or "Board"), has entered into a Liquidity Agreement ("LA") with State Street Bank and Trust Company, the custodian of the Funds' securities and the Funds' securities lending agent ("SSB" or the "Custodian") that allows Midas Fund and Midas Magic to borrow up to $8 million and $4 million (maximum liquidity commitment), respectively, and includes a securities lending authorization by each Fund to SSB to engage in agency securities lending and reverse repurchase activity.

Each Fund is charged interest on the drawn amount at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.20% per annum, and is payable monthly. A non-usage fee with respect to each Fund is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum, and is payable monthly.

Generally, under the LA, each Fund pledges its assets as collateral to secure its obligations under the LA and makes these assets available for securities lending and repurchase transactions initiated by SSB, although each Fund retains the risks and rewards of the ownership of assets pledged. Under the terms of the LA, a Fund may enter into securities lending transactions initiated by SSB, acting as the Fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Funds, is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and the 1940 Act, or both. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and may fund the amount of collateral returned through securities lending, repurchase, and/or other lending activities provided under the LA. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.  To the extent that SSB engages in securities lending and/or repurchase transactions using a Fund's assets, the Fund may be subject to the risks set forth herein under "The Funds' Investment Programs – Securities Lending" and "The Funds' Investment Programs – Repurchase Agreements."

In the event of a securities lending counterparty default, SSB indemnifies the Funds for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, a Fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

The Funds or SSB may terminate the LA with 179 days' prior written notice to the other party absent a default or facility termination event. If certain asset coverage and collateral requirements, minimum net assets, or other covenants are not met, the LA could be deemed in default and result in termination.

Securities Lending.  In addition to the LA with SSB, each Fund may lend portfolio securities or other assets for a fee to brokers, dealers, and other financial institutions.  A Fund continues to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also has the opportunity to earn interest on the amount of the loan and on the loaned securities' collateral.  A Fund would have the right to call the loan and obtain the securities loaned at any time.  A Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Manager's judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid.  The loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned.  Including such collateral as part of a Fund's total assets, normally at no time will the value of assets loaned by a Fund exceed one-third of a Fund's total assets (reduced by any amount that is rehypothecated as discussed above).  In connection with its securities lending transactions, a Fund may return to the borrower or a third party which is acting as a "lending agent," a part of the income earned from the investment of collateral received for securities loaned.  There are risks to a Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement.  In the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while a Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.  A Fund may also experience losses as a result of the diminution in value of its cash collateral investments.  Any loan made by a Fund will typically provide that it may be terminated by either party upon reasonable notice to the other party.  By lending its portfolio securities, a Fund attempts to increase its income through the receipt of income on the loan.  The Funds do not use affiliated agents in managing the lending program.

The dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during the fiscal year ended December 31, 2017 were as follows:

	Midas Fund	Midas Magic
(i) Gross income from securities lending activities, including income from cash collateral reinvestment	$0	$0
(ii) Fees and/or compensation for each of the following securities lending activities and related services:
Share of revenue generated by the securities lending program paid to the securities lending agent(s) ("revenue split")	$0	$0
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0

Administrative fees that are not included in the revenue split	$0	$0
Fees for indemnification that are not included in the revenue split	$0	$0
Rebates paid to borrowers	$0	$0
Other fees relating to the securities lending program that are not included in the revenue split	$0	$0
(iii) The aggregate fees/compensation for securities lending activities set forth in item (ii)	$0	$0
(iv) Net income from securities lending activities (i.e., the dollar amount in item (i) minus the dollar amount in item (iii))	$0	$0

A description of the services provided to the Funds' by the securities lending agent is set forth under "Borrowing" above.

Short Sales.  Each Fund may engage in short sales transactions. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop.   The Funds may use short sales in an attempt to realize gain or for hedging purposes.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale normally will be retained by the counterparty, to the extent necessary to meet the margin requirements, or by the Fund's custodian until the short position is closed out.  Until the Fund closes its short position or replaces the borrowed security, a Fund normally will:  (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the counterparty or the Fund's custodian as collateral (i) will equal the current value of the security sold short and (ii) will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position.  Each Fund may sell short up to 100% of its net assets, but neither Fund currently intends to sell short more than 40% of its assets.  The Funds will incur transaction costs in effecting short sales.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will incur a loss if the price of the security increases between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale.  A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.  The effect of short selling is similar to the effect of leverage.  Short selling may amplify changes in a Fund's NAV.  Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.  The Funds' ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Concentration.  Midas Fund concentrates its investments by investing at least 25% of its total assets in securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources ("Natural Resources Companies").  As such, Midas Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the Natural Resource industry.

ETFs.  Each Fund may invest in shares of ETFs, which are designed to provide investment results generally corresponding to a securities or commodities index.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities.  Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index that they seek to track, although some are actively managed.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

An investment in an ETF involves risks similar to investing directly in the component securities of the ETF, including the risk that the value of the component securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Typically, ETFs bear their own operational expenses, reducing its NAV and dividends potentially payable to investors.  To the extent that the Fund invests in ETFs, the Fund's stockholders will indirectly bear a pro rata share of the ETF's expenses in addition to the expenses associated with an investment in the Fund.  Typically, ETFs are investment companies.  However, the term is used in the industry in broad way to include securities issued by entities that are not investment companies.  To the extent an ETF is an investment company, the limitations applicable to the Fund's ability to purchase securities issued by other investment companies will apply.

Natural Resources Companies and Precious Metals Investing.  Midas Fund is subject to the special risks associated with investing in Natural Resources Companies, gold and silver bullion, and other precious metals, including (i) the price of gold, silver, or other precious metals may be subject to wide fluctuation; (ii) the market for gold, silver, or other precious metals is relatively limited; (iii) the sources of gold, silver, or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold, silver, and other precious metals is unregulated.

Natural resources, gold and silver bullion, and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  The prices of natural resources, gold and silver bullion, and other precious metals, however, are less subject to local and company specific factors than securities of individual companies.  As a result, natural resources, gold and silver bullion, and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals related businesses.  Investments in natural resources, gold and silver bullion, and other precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations.  The Fund may incur higher custody and transaction costs for natural resources, gold and silver bullion, and other precious metals than for securities.  Also, natural resources, gold and silver bullion, and other precious metals investments do not pay income.

The majority of producers of natural resources, gold and silver bullion, and other precious metals are domiciled in a limited number of countries.  Economic and political conditions in those countries may have a direct effect on the production and marketing of natural resources, gold and silver bullion, and on sales of central bank holdings of such, if any.

Resource mining by its nature involves significant risks and hazards.  Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result.  Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining.  Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding, and other natural acts.  Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

Midas Fund is also subject to the risk that it may fail to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), if it derives more than 10% of its gross income in any taxable year from investments in gold, silver or platinum bullion or coins or other precious metals and certain other non-securities related sources. Failure of the Fund to qualify as a RIC may result in adverse tax consequences to the Fund and its shareholders unless the Fund was able to, and did, avail itself of certain relief provisions in the Code. See "Taxes". In order to ensure that it continues to qualify as a RIC, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains on precious metals.

Climate Change.  Midas Fund is subject to the special risks associated with climate change.  Weather may play a role in the cash flows of the Natural Resources Companies in which Midas Fund invests.  Although many of the companies in this sector can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, many be unpredictable.  The damage done by extreme weather could adversely affect the financial conditions of Natural Resource Companies.

In December 2015, the United Nations, of which the U.S. is a member, adopted a climate accord (the "Paris Agreement") with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions.  The U.S. subsequently ratified the Paris Agreement and it entered into force on November 4, 2016.  As a result, Natural Resource Companies may be subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.  More recently, the new President indicated that the U.S. will withdraw from the Paris Agreement.  However, the decision will not be made official until 2020 due to a mandatory waiting period, leaving open the possibility that the decision may be reversed. The impact of any such withdrawal on Natural Resource Companies, and the financial markets generally, remains unclear.

Illiquid Assets.  No Fund may purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  Illiquid securities may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund pays for or recovers upon the sale of illiquid securities.  Illiquid securities are also more difficult to value and thus the Investment Manager's judgment plays a greater role in the valuation process.  Investment of a Fund's assets in illiquid securities may restrict a Fund's ability to take advantage of market opportunities.  The risks associated with illiquid securities may be particularly acute in situations in which a Fund's operations require cash and could result in a Fund borrowing to meet its short term needs or incurring losses on the sale of illiquid securities.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended ("1933 Act"), or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Investment Manager's Valuation Committee pursuant to guidelines approved by the Board.  The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  The Investment Manager monitors the liquidity of restricted securities in a Fund's portfolio and reports periodically on liquidity determinations to the Board.

Temporary Defensive Positions.  Each Fund may make temporary investments for defensive purposes in response to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, or at other times when suitable investments are not otherwise available.  Each Fund may invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments.  It is impossible to predict if, or for how long, a Fund will use any of such temporary defensive strategies.

Recent Market Conditions. Each Fund seeks to monitor market conditions on an ongoing basis and assess the impact of changing conditions on it and the risks associated with its investments. If a Fund determines that changed market conditions have affected the risks associated with it, the Fund would normally seek to assess the significance of the change and whether it is material to shareholders. If so, the Fund would typically seek to consider whether its existing disclosures are adequate in light of the changed conditions. If a Fund determines that changes in current market conditions have resulted in changes to the Fund's risks that are material to investors, and that its current disclosures do not adequately communicate the changes, the Fund would in most circumstances seek to update its communications to shareholders, as needed, and provide any such updated communications to shareholders, at the time and in the manner required by the federal securities laws and as otherwise appropriate.

The most recent financial crises in the United States and many foreign economies, including the European sovereign debt and banking crisis, resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets experienced heightened volatility and turmoil. It is uncertain as to whether these conditions will reemerge.

In response to such financial crises, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years.  The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans.  Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are still unforeseeable.  Full compliance with some of the implementing regulations is not yet required.  Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act's margin requirements and clearing mandates.  Margin requirements for cleared derivatives will possibly be imposed by clearing organizations and for uncleared derivatives by regulators. Acceptable collateral for these purposes will likely be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin. In addition, even the long term sovereign credit rating of the U.S. has been downgraded in recent years. These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the Securities and Exchange Commission ("SEC") and the Commodities Futures Trading Commission ("CFTC")) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that may either restrict the use of derivatives by a 1940 Act fund (see "Regulation of the Use of Options, Futures, and Forward Currency Contract Strategies") or requires the fund's adviser to register as a commodity pool operator. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

At this time, uncertainties exist regarding how quickly the Federal Reserve will raise the federal funds rate, inflation and wage growth, the effects of the recently passed Tax Cuts and Jobs Act tax reform legislation, other legislative and regulatory changes proposed by the President of the United States, and how the financial markets will react to the foregoing and other developments .

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to accurately price its investments and/or may incur substantial trading losses.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds' ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds' service providers may have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  As a result, in the event of a cyber incident, the Funds and their shareholders could be negatively impacted.

INVESTMENT RESTRICTIONS
The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund. Unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any policy or limitation that is not fundamental may be changed by the Board of Trustees of the Trust without shareholder approval.
A Fund cannot change its investment objective without the approval of the lesser of:  (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or (2) a majority of the outstanding shares of the Fund. These percentages are required by the 1940 Act, and are referred to in this SAI as a "1940 Act majority vote." In addition, each Fund has adopted the following fundamental investment restrictions that may not be changed without a 1940 Act majority vote. Except for the percentage limitations referred to below with respect to borrowing, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction.

Midas Fund

The Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act;
2.
Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund's authorized investments;

3.
Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4.
Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

5.
Lend its assets, provided however, that the following are not prohibited:  (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act;

6.
Issue senior securities as defined in the 1940 Act.  The following will not be deemed to be senior securities prohibited by this provision:  (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) the Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales; or

7.
Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry, except that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets in securities of Natural Resources Companies.

Midas Magic

The Fund may not:

1.
Issue senior securities as defined in the 1940 Act.  The following will not be deemed to be senior securities for this purpose:  (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2.
Lend its assets, provided however, that the following are not prohibited:  (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

3.
Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund's authorized investments;

4.	Borrow money, except to the extent permitted by the 1940 Act;
5.
Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

6.
Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7.
Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

The Board has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

Each Fund may:

1.	Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice;
2.	Purchase securities issued by other investment companies to the extent permitted under the 1940 Act; and
3.	Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACT STRATEGIES

As discussed in the Prospectus, Midas Fund and Midas Magic may purchase and sell options (including options on commodities, foreign currencies, equity and debt securities, and securities indices), futures contracts (including futures contracts on commodities, foreign currencies, securities, and securities indices) ("futures"), options on futures, and forward currency contracts (Midas Fund only) in an attempt to enhance returns by speculation or for hedging purposes.  Recent legislation has called for a new regulatory framework for the derivatives market.  The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund's ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund's ability to pursue its investment objective through the use of such instruments.  Certain special characteristics of and risks associated with the use of these instruments by the Funds are discussed below.

Regulation of the Use of Options, Futures, and Forward Currency Contract Strategies.  In addition to the investment guidelines (described below) adopted by the Funds to govern investment in these instruments, the use of options, forward currency contracts, and futures is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.  A Fund's ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and a Fund might not employ any of the strategies described above.  There can be no assurance that any strategy used will be successful.  A Fund's ability to successfully utilize these instruments may depend on the Investment Manager's ability to predict accurately movements in the prices of the assets underlying the options, forward contracts and futures and movements in securities, interest rates, foreign currency exchange rates, and commodity prices.  There is no assurance that a liquid secondary market for options and futures will always exist, and the historical correlations of the assets underlying the options, forward contracts and futures and portfolio objectives may be imperfect.  There can be no assurance that the techniques described herein will provide adequate hedging or speculative returns, or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors.  Hedging maneuvers may fail or actually increase risk, and investors should not assume the availability of any of the hedging opportunities described herein.  In any event, the Investment Manager will not likely attempt or obtain perfect balancing through hedging or otherwise, and a Fund might not use any hedging techniques, as described herein or otherwise, or use options, forward contracts and futures for purely speculative purposes.  It also may be necessary to defer closing out a position to avoid adverse tax consequences.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators ("CPOs") pursuant to CFTC Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase are "in-the-money") or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.  CPOs were required to comply with the amendments to CFTC Regulation 4.5, which became effective on April 24, 2012, as of December 31, 2012.

The Investment Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to each Fund and, in its management of each Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Fund. Complying with the trading limitations may restrict the Investment Manager's ability to use derivatives as part of the Funds' investment strategies. Although the Investment Manager expects to be able to execute the Funds' investment strategies within the limitations, the Funds' performance could be adversely affected. In addition, new rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by the Funds more costly, and may otherwise adversely impact the performance and value of derivatives.

In addition to the products, strategies, and risks described below, the Investment Manager may discover additional opportunities in connection with options, futures, and forward currency contracts.  These new opportunities may become available, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed.  The Investment Manager may utilize these opportunities to the extent they are consistent with a Fund's investment objective and are permitted by a Fund's investment limitations and applicable regulatory authorities.

Cover for Options, Futures, and Forward Currency Contract Strategies.  A Fund will seek to comply with SEC guidelines regarding cover for these instruments, and will seek to, if the guidelines so require, (1) set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount, or (2) enter into an offsetting ("covered") position in securities, currencies, or other options, or futures contracts.  Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund's assets could impede portfolio management or the Fund's ability to meet current obligations.

Option Strategies.  A Fund may purchase and write (sell) both exchange traded options and options traded on the over-the-counter ("OTC") market.  Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; which, in effect, guarantees completion of every exchange traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies, or other instrument underlying the option.  Failure by the dealer to do so may result in the loss of any premium paid by a Fund as well as the loss of the expected benefit of the transaction.

A Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in a Fund's portfolio in order to fix the cost of a future purchase.  Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security.  In the event of a decline in the price of the underlying security, use of this strategy may serve to limit the potential loss to a Fund to the option premium paid.  Conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized may be reduced by the premium paid.

A Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return.  A put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid.  If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security may be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase.  A Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities.  If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged.  However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security held in its portfolio.  If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of a Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

A Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options.  A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period.  This strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs.  Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline normally will be offset wholly or in part by the amount of the premium received by the Fund.  If, however, there is an increase in the market price of the underlying security to a level in excess of the option exercise price, and the option is exercised, a Fund may be obligated to sell the security at less than its market value.  In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase may likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).  A Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

A Fund also may write put options on securities.  A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period.  So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security.  If a put option is not exercised, a Fund may realize income in the amount of the premium received.  This technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

A Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above.  Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security.  A securities index assigns values to the securities included in the index and fluctuates with changes in such values.  Settlements of securities index options are effected with cash payments and do not involve delivery of securities.  Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.  The effectiveness of hedging techniques using securities index options may depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which a Fund invests.

A Fund may purchase and write straddles on securities and securities indexes.  A long straddle is a combination of a call and a put purchased on the same securities index where the exercise price of the put is less than or equal to the exercise price on the call.  A Fund may enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing.  A short straddle is a combination of a call and a put written on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call.  A Fund may enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing.  In such a case, a Fund normally will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying securities index.

Foreign Currency Options and Related Risks.  A Fund may take positions in options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Fund holds in its portfolio or that it intends to purchase.  For example, if a Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, a Fund could hedge against such a decline by purchasing a put option on the currency involved.  A Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market.  A Fund normally will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Special Characteristics and Risks of Options Trading.  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  If a Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a Fund may sell an option of the same series as the option held; this is known as a closing sale transaction.  Closing transactions essentially permit a Fund, prior to the exercise or expiration of the related option, to realize profits or limit losses on its option position, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another option on the underlying security with a different exercise price and/or expiration date.  A Fund may realize a net gain or loss from a closing purchase transaction depending on whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.

In considering the use of options to enhance returns by speculation or to hedge a Fund's portfolio, particular note should be taken of the following:

(1)
The value of an option position reflects, among other things, the current market price of the underlying security, securities index, commodity, or currency (each an "underlying instrument"), the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument, and general market conditions.  For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities, commodities or currency markets, or in the case of securities index options, fluctuations in the market sector represented by the selected index.

(2)
Options normally have expiration dates of up to three years.  The exercise price of the options may be below, equal to or above the current market value of the underlying instrument during the term of the option.  Purchased options that expire unexercised have no value.  Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will normally realize a loss in the amount of the premium paid and any transaction costs.

(3)
A position in an exchange listed option may be closed out only on an exchange that provides a secondary market for identical options.  Although the Funds intend to purchase or write only those exchange traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  Although a Fund normally will enter into OTC options with dealers that appear to be willing to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there can be no assurance that a Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the counterparty to an OTC option, a Fund may be unable to liquidate an OTC option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, which may result in a Fund having to exercise those options that it has purchased in order to realize any profit.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to a Fund.  For example, because a Fund may maintain a covered position with respect to call options it writes on an instrument, it may not sell the underlying instrument (or invest any cash or securities used to cover the option) during the period it is obligated under such option.  This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4)
Securities index options are settled exclusively in cash.  If a Fund writes a call option on an index, it cannot cover its obligation under the call index option by holding the underlying securities.  In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

(5)
A Fund's activities in the options markets may result in a higher portfolio turnover rate (which in turn may result in recognition of net capital gains that will be taxable to shareholders when distributed to them) and additional brokerage costs; however, a Fund also may save on commissions by using options rather than buying or selling individual securities in anticipation or as a result of market movements.

Futures and Related Options Strategies.  A Fund may engage in futures strategies for hedging purposes, to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire), or to enhance returns by speculation which may increase such risk.  Such strategies may involve, among other things, using futures strategies to manage the effective duration of a Fund.  If the Investment Manager wishes to shorten a Fund's effective duration, the Fund may sell an interest rate futures contract or a call option thereon, or may purchase a put option on such futures contract.  If the Investment Manager wishes to lengthen a Fund's effective duration, the Fund may buy an interest rate futures contract or a call option thereon, or may sell a put option on such futures contract.  Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation.  A Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

A Fund may use interest rate futures contracts and options thereon to position its portfolio with respect to anticipated changes in the general level of interest rates.  A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so.  This strategy may minimize the effect of all or part of an increase in the market price of the debt security that a Fund intends to purchase in the future.  A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.  Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position.  A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that may accompany an increase in interest rates.

A Fund may purchase a call option on an interest rate futures contract to benefit by a market advance in debt securities that the Fund plans to acquire at a future date.  The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself.  A Fund also may write put options on interest rate futures contracts to enhance returns, and may write call options on interest rate futures contracts to offset an anticipated decline in the price of debt securities held in its portfolio.  A Fund also may purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio or to enhance returns by speculation.

A Fund may sell securities index futures contracts in anticipation of a general market or market sector decline.  To the extent that a portion of a Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions.  For example, if a Fund correctly anticipates a general market decline and sells securities index futures to benefit by this anticipated movement, the gain in the futures position may potentially offset some or all of the decline in the value of the portfolio.  A Fund may purchase securities index futures contracts if a general market or market sector advance is anticipated.  Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities then may be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation.  This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase.  A rise in the price of the securities should be offset wholly or in part by gains in the futures position.

As in the case of a purchase of a securities index futures contract, a Fund may purchase a call option on a securities index futures contract on speculation for capital appreciation or as a hedge against a market advance in securities that the Fund plans to acquire at a future date.  The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss may be incurred by a Fund as part of an attempt to seek capital gain by speculation.

A Fund may sell foreign currency futures contracts to benefit from variations in the exchange rate of foreign currencies in relation to the U.S. dollar.  In addition, a Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of a Fund's foreign securities holdings or interest payments to be received in that foreign currency, or to enhance return by speculation.  In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs.  When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to benefit from the increased rates pending completion of the anticipated transaction.  Such a purchase may serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position.  A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk.  A Fund may purchase a call option on a foreign currency futures contract to benefit from a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance returns by speculation.  A Fund may purchase put options on foreign currency futures contracts to benefit from a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation.  A Fund may write a put option on a foreign currency futures contract and may write a call option on a foreign currency futures contract as an income or capital appreciation strategy.

A Fund may also purchase these instruments to enhance income or return by speculation, for example by writing options on futures contracts.  In addition, a Fund can use these instruments to change its exposure to securities or commodities price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund's exposure from one foreign currency exchange rate to another.

A Fund also may write put options on a futures contract while, at the same time, purchasing call options on the same futures contract in order to synthetically create a futures contract.  The options typically will have the same strike prices and expiration dates.  A Fund normally will only engage in this strategy when it appears more advantageous to the Fund to do so as compared to purchasing the futures contract.

A Fund may also purchase and write covered straddles on futures contracts.  A long straddle is a combination of a call and a put purchased on the same futures contracts at the same exercise price.  A Fund may enter into a long straddle when the Investment Manager believes that it is likely that the futures contract will be more volatile during the term of the options than is implied by the option pricing.  A Fund may enter into a short straddle when the Investment Manager believes that it is unlikely that the futures contract will be as volatile during the term of the options as is implied by the option pricing.

Special Characteristics and Risks of Futures and Related Options Trading.  No price is paid upon entering into a futures contract.  Instead, upon entering into a futures contract, a Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities generally equal to 10% or less of the contract value whose value is marked to the market daily.  This amount is known as "initial margin."  When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions.  Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.  Additionally, initial margin requirements may be increased generally in the future by regulatory action.  Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market."  For example, when a Fund purchases a contract and the value of the contract rises, it receives from the broker a variation margin payment equal to that increase in value.  Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value.  Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option.  Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  As a result, a Fund's access to other assets held to cover its options or future positions could also be impaired. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, it may have to make daily cash payments of variation margin (except in the case of purchased options).

In considering a Fund's use of futures contracts and options, particular note should be taken of the following:

(1)
Futures and options are highly speculative and aggressive instruments.  Successful use by a Fund of futures contracts and options may depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities.  Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future.  There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, commodities or currencies underlying the contract or the Fund's portfolio securities.  For example, if the price of the securities index futures contract moves less than the price of the securities, the correlation will be imperfect.  Further, if the price of the securities has moved in an unfavorable direction, a Fund may be in a better position than if it had not used the contract at all.  If the price of the securities has moved in a favorable direction, the advantage may be partially offset by losses in the contract position.  In addition, if a Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect a rising market.  Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to it.  If the price of the contract moves more than the price of the underlying securities, a Fund can experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities.

(2)
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the underlying instruments, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the securities, precious metals or currencies due to price distortions in the futures and options market.  There may be several reasons unrelated to the value of the underlying instruments that cause this situation to occur.  First, as noted above, all participants in the futures and options market are subject to initial and margin requirements.  If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur.  Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions.  As a result, a correct forecast of general market trends may not result in successful use of futures contracts or options over the short term.  In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3)
Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts.  Although a Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it may not be possible to close a position, and in the event of adverse price movements, a Fund may continue to be required to make variation margin payments.

(4)
Like options on securities and currencies, options on futures contracts have limited life.  The ability to establish and close out options on futures may be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

(5)
Purchasers of options on futures contracts pay a premium at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract may result in a loss to the Fund when the use of a futures contract may not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

(6)
As is the case with options, a Fund's activities in the futures and options on futures markets may result in a higher portfolio turnover rate (which in turn may result in recognition of net capital gains that will be taxable to shareholders when distributed to them) and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Special Risks Related to Foreign Currency Futures Contracts and Related Options.  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  In addition, there are risks associated with foreign currency futures contracts and their use similar to those associated with options on foreign currencies described above.

Options on foreign currency futures contracts may involve certain additional risks.  The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract may result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract may not result in such a loss.

Forward Currency Contracts.  A Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation.  A Fund may also use forward currency contracts in one currency or basket of currencies to attempt to benefit by fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there may be a correlation between the two currencies.

A Fund may enter into forward currency contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Fund normally will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which the payments are made or received.  A Fund also may use forward currency contracts in connection with portfolio positions.

A Fund also may use forward currency contracts to shift its exposure from one foreign currency to another.  For example, if a Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency may decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency.  Transactions that use two foreign currencies are sometimes referred to as "cross hedging."  Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.  A Fund also may purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency may appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies can change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short term currency market movements is extremely difficult and the successful execution of a short term strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.  Under normal circumstances, consideration of the prospects for currency parities may be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies.  However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of a Fund may be served.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund may realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although the use of forward currency contracts for hedging may limit the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FUND COMPLEX
The investment companies ("Fund Complex") advised by affiliates of Winmill & Co. Incorporated ("Winco"), the parent company of the Investment Manager, are:

Dividend and Income Fund (closed end investment company)
Foxby Corp. (closed end investment company)
Midas Series Trust (open-end investment company with two series:  Midas Fund and Midas Magic)

OFFICERS AND TRUSTEES
The Board of Trustees is responsible for the management and supervision of the Funds.  The Board approves all significant agreements with those companies that furnish services to the Funds.  These companies are as follows:  Midas Management Corporation, the Funds' Investment Manager; Midas Securities Group, Inc., the Funds' distributor (the "Distributor"); Ultimus Asset Services, LLC, the Funds' transfer and dividend disbursing agent, fund accountant, and tax service provider (the "Transfer Agent"); and SSB, and its global subcustodial network, the custodian of the Funds' securities (the "Custodian") and a provider of credit facilities under the LA, which includes a securities lending authorization by each Fund to SSB to engage in agency securities lending and reverse repurchase activity, and a securities lender for short selling transactions by the Funds.

The independent Trustees of the Trust (i.e., the trustees who are not "interested persons" as defined in the 1940 Act, of any of the Funds in the Fund Complex) are also members of the Audit Committee of the Board.  The Audit Committee normally meets three times per year.  The purpose of the Audit Committee is to, among other things , meet with the Funds' Independent Registered Public Accounting Firm ("IRPAF") to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Funds' financial reporting.  The Audit Committee met three times during the fiscal year ended December 31, 2017 .

The names of the Trustees of the Trust, and their respective offices, dates of birth, and principal occupations during the last five years are set forth below.

INDEPENDENT TRUSTEES (1)
Name, Address (2), and Date of Birth	Trustee Since (3)	Principal Occupation and Business Experience for the Past Five Years	Funds in Complex Overseen (4)	Other Director- ships Held During the Past Five Years (5)
Jon Tómasson September 20, 1958	2017	Since 2002, Mr. Tómasson has served as the Chief Executive Officer of Vinland Capital Investments, LLC, a real estate investment company that he founded. Prior to starting Vinland, Mr. Tómasson was a principal with Cardinal Capital a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.	4	Eagle Bulk Shipping Inc. (8)
Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Since 1996, Mr. Werner has taught, directed, and coached many programs at The Governor's Academy of Byfield MA. Currently, he teaches economics and history at the Governor's Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
INTERESTED TRUSTEE
Thomas B. Winmill (6) (7) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)
Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer , and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC (registered investment advisers) (collectively, the "Advisers"), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers) (collectively, the "Broker-Dealers"), Bexil Corporation (a holding company) ("Bexil"), and Winco (a holding company). He is a Director of Global Self Storage, Inc. (a self storage REIT) ("SELF") and Bexil American Mortgage Inc . He is Chairman of the Investment Policy Committee of each of the Advisers (the "IPCs"), and he is a portfolio manager of Midas Fund, Midas Magic, Dividend and Income Fund, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
			4	Global Self Storage, Inc. Eagle Bulk Shipping Inc. (8)

(1) Refers to Trustees who are not "interested persons" of the Fund as defined under the Act. Mr. Bruce B. Huber resigned as a Trustee from the Board of Trustees of the Trust effective as of January 29, 2018.
(2) Unless otherwise noted, the address of record for the Trustees is 11 Hanover Square, New York, New York 10005.
(3) Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions.
(4) The "Fund Complex" is comprised of each series of the Trust, Dividend and Income Fund, and Foxby Corp., which are managed by the Investment Manager or its affiliate.
(5) Refers to directorships and trusteeships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.
(6) Thomas B. Winmill is an "interested person" (as defined in the Act) of the Trust because of his position with the Investment Manager.
(7) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.
(8) Thomas B. Winmill and Jon Tómasson ceased serving as directors of Eagle Bulk Shipping Inc. in 2014.

Messrs. Tómasson and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board.

None of the independent Trustees, nor their immediate family members, held any positions (other than trustee or director of the Funds in the Fund Complex) with the Investment Manager, the Distributor, Winco, or their affiliates or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Distributor, Winco, or their affiliates, during the two most recently completed calendar years.

Overall responsibility for the management of the Funds rests with the Board of Trustees.  The Board recognizes the critical role that the Trustees, and particularly the independent Trustees, serve.  The Board is not responsible for day-to-day management of the Funds but it does bear important other duties.  To enhance the independence and effectiveness of the Trustees in these endeavors, and to assist them in serving their role on behalf of the interests of the Funds' shareholders, the Board has adopted, and periodically reviews, policies and procedures designed to address and monitor risks to the Funds and conflicts of interest of which the Board is aware between the Funds and the Investment Manager and other service providers.  Such risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business and disclosure risks relating to the Funds.  Under the overall supervision of the Board, the Investment Manager and other service providers to the Funds also have implemented a variety of processes, procedures, and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Funds and other service providers, but there can be no assurance that all risks can be avoided.  Officers of the Trust, including the President, Chief Financial Officer, General Counsel, and Chief Compliance Officer ("CCO"), report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Funds' internal controls and accounting and financial reporting policies and practices.  The Board and the Audit Committee also receive regular reports from the Funds' independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Funds' CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Funds', Investment Manager's, and other service providers' compliance programs.  In addition, the Board also receives reports from the Investment Manager on the investments and securities trading of the Funds, as well as reports from the Investment Manager's Valuation Committee regarding the valuation of those investments.  The Board receives reports from the Funds' primary service providers on a periodic or regular basis, including the Investment Manager as well as the Funds' custodian and distributor.  The Investment Manager also reports to the Board on other matters relating to risk management on a regular and as-needed basis.

Thomas B. Winmill, an "interested person" of the Funds, acts as Chairman of the Board of the Trust.  The Board does not have a "lead independent Trustee."  Given the policies described above, the Trustees have determined that the current leadership structure of the Board is appropriate.

With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Trust, the Board considered and evaluated each Trustee's relevant knowledge, experience, and expertise, the Trustee's ability to carry out his duties in the best interests of the Funds, and the Trustee's independence.  Mr. Werner has experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as a fund independent Trustee for more than fifteen years.  Mr. Tomasson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as Chief Executive Officer of Vínland Capital Investments, LLC, and his former positions as a principal with Cardinal Capital Partners, and as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank. Additionally, each of Messrs.  Tomasson and Werner has been deemed an Audit Committee financial expert as defined in the Sarbanes-Oxley Act of 2002.  Mr. Thomas Winmill has experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers as a result of his service as a Fund/Trust officer and interested Trustee for more than twenty years.

The executive officers of the Trust, other than those who serve as Trustees , each of whom serves at the pleasure of the Board, are as follows:

OFFICERS OF THE TRUST
Name, Address (1), and Date of Birth	Title and Officer Since (2)	Principal Occupation and Business Experience for the Past Five Years
Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer since 2014. Secretary and General Counsel since 2017
Chief Compliance Officer (since 2014), Secretary (since 2017), and General Counsel (since 2017) of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, Winco, and Tuxis Corporation (a real estate company) (''Tuxis"). From December 2014 to June 2017, Mr. Kamerman served as Anti-Money Laundering Officer of the other Investment companies in the Fund Complex, the Advisers, Bexil, SELF, Winco, and Tuxis. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President since 2012 (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.
Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer since 2017
Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF, Winco, and Tuxis. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O'Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2012 (predecessor Fund: 2005)
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill (3) November 26, 1957	Vice President since 2012
Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealers.

William M. Winmill (3) December 29, 1991	Vice President since 2017
Vice President or Assistant Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the IPCs, and he is a portfolio manager of Midas Magic, Dividend and Income Fund and Foxby Corp.

(1) Unless otherwise noted, the address of record for the officers is 11 Hanover Square, New York, New York 10005.
(2) Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 13, 2017.
(3) Thomas B. Winmill and Mark C. Winmill are brothers; Thomas B. Winmill and William M. Winmill are father and son, respectively; William M. Winmill is the nephew of Mark C. Winmill.

The following table presents certain information regarding the beneficial ownership of each Fund's shares as of December 31, 2017 by each Trustee of the Trust.

Name of Trustee	Dollar Range of Equity Securities in Midas Fund	Dollar Range of Equity Securities in Midas Magic	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex

Independent Trustees:
Jon Tómasson	None	None	None

Peter K. Werner	$10,001 - $50,000	$1 - $10,000	$10,001 - $50,000

Interested Trustee:
Thomas B. Winmill	$1 - $10,000	Over $100,000	Over $100,000

As of December 31, 2017 , no independent Trustee or member of his immediate family owned beneficially or of record any securities in the Investment Manager or the Distributor or in any person controlled by, under common control with, or controlling the Investment Manager or the Distributor.

During the fiscal year ended December 31, 2017 , the Trustees received (or were entitled to receive) the following fees for service as a Trustee:

Compensation Table

Name of Person, Position	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees

Bruce B. Huber(1), Former Trustee	$6, 574 (Midas Fund) $4, 677 (Midas Magic)	None	None	$ 35 ,500

James E. Hunt(2), Former Trustee	$ 2,752 (Midas Fund) $ 1,823 (Midas Magic)	None	None	$ 15,275

Jon Tómasson(3), Trustee	$6,272 (Midas Fund) $4,478 (Midas Magic)	None	None	$ 33,750

Peter K. Werner, Trustee	$6, 882 (Midas Fund) $4, 868 (Midas Magic)	None	None	$ 37,000

(1)   Mr. Huber resigned as a Trustee from the Board of Trustees of the Trust effective as of January 29, 2018.
(2)   Mr. Hunt passed away on July 16, 2017.
(3) Mr. Tomasson became a Trustee on March 13, 2017.

No officer, trustee or employee of the Investment Manager received any compensation from the Funds for acting in their capacity as such for the Funds.  With respect to the Funds' CCO, however, the Board appointed the CCO of the Funds to report directly to the Board and to have such duties and responsibilities as are required by Rule 38a-1 of the 1940 Act and as the Board may further define from time to time.  The fair and reasonable compensation of the CCO is subject to the approval of the Board.  Payment of such CCO compensation is made by the Investment Manager in advance of reimbursement by the Funds pursuant to the Investment Management Agreement, as described below.  Further, such CCO compensation is charged to parties other than the Funds based on an estimated assessment of time and other factors.

As of April 1, 2018 , officers and Trustees of the Trust directly and indirectly beneficially owned, in the aggregate, less than 1 % of the outstanding shares of each of Midas Fund and Midas Magic .

PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund . As of April 1, 2018 , the following persons were record owners (or to the knowledge of a Fund, beneficial owners) of 5% or more of the outstanding shares of such Fund:

Name and Address	% Ownership (Applicable Fund)	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	7.54% (Midas Fund)	Record
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	7.51% (Midas Fund)	Record

As of April 1, 2018 , no shareholder owned a controlling interest (25% or greater) of any Fund.

CODE OF ETHICS
The Funds, the Investment Manager, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the "Code of Ethics") that permits its personnel, subject to such code, to invest in securities for their own accounts, including securities that may be purchased or held by the Funds.  The Code of Ethics restricts the personal securities transactions of its employees and requires portfolio managers and other investment personnel to comply with the Code of Ethics' pre-clearance and disclosure procedures.  Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Funds.

PROXY VOTING
The Board has delegated the Funds' vote of proxies, as described in the Funds' proxy voting policies and procedures, to an independent third party voting service.  The Funds have retained the right to override the delegation to the independent third party voting service on a case by case basis.  With respect to a vote upon which a Fund overrides the third party voting service delegation to the extent that such vote presents a conflict of interest with management, the Fund normally will disclose such conflict to and obtain consent from the Trust's independent Trustees or a committee thereof prior to voting.  With respect to a vote upon which a Fund overrides the third party voting service delegation, the Fund normally will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures and the corresponding Addendum attached to this SAI as Appendix B.

A Fund may recall a loaned security in time to vote proxies or otherwise obtain rights to vote proxies of loaned securities if, among other things, the Fund believes a material event is likely to occur.

In addition, information regarding how each Fund voted proxies relating to its portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling the Funds toll-free at 1-800-400-MIDAS (6432) or on the Funds' website at http://www.midasfunds.com and on the SEC website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Investment Manager to protect the confidentially of client holdings and prevent the selective disclosure of non-public information concerning the Funds.  The Funds have adopted Portfolio Information Disclosure Procedures ("Disclosure Policies"), as described below, which set forth the policies to be followed by the Funds' officers and the Investment Manager when disclosing information about the portfolio holdings of the Funds.

Generally, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided in the Disclosure Policies; although nothing therein is intended to prevent the disclosure of any and all portfolio information to the Funds' services providers who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract.  Such service providers may include, without limitation, the Investment Manager, Custodian, fund accountants, IRPAF, attorneys, and each of their respective affiliates and advisors.

Pursuant to the Disclosure Policies, each officer of the Funds may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds on a case by case basis, subject to the approval of the CCO.  The Investment Manager may publicly disclose all month end portfolio holdings of all Funds after a 30 day delay.  With respect to analytical information, the Investment Manager may distribute the following information concerning each Fund's month end portfolio prior to the 30 day delay period, provided that (a) at least 15 calendar days have elapsed since the month end to which the information relates and (b) the information has been made publicly available via the Investment Manager's website or at www.midasfunds.com (but not earlier than the 15 calendar day restriction):  top ten holdings and the total percentage of the Fund such aggregate holdings represent, sector information, and the total percentage of the Fund held in each sector, and any other analytical data that does not identify any specific portfolio holding.  Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2, and beta.

The Investment Manager may disclose (or authorize a service provider to the Funds to disclose) month end portfolio holdings for a legitimate business purpose (which shall not include the receipt of compensation as consideration for the disclosure) before the expiration of the applicable delay periods identified above and public disclosure of the information.  The Investment Manager may distribute portfolio holdings information pursuant to a third party service arrangement with Institutional Shareholder Services ("ISS") which provides that ISS does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds or the portfolio securities before the expiration of the applicable delay periods identified above and public disclosure of such information.  Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

Officers or employees of the Investment Manager or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information previously has been publicly disclosed in accordance with these Disclosure Policies.  Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentially agreement.  Notwithstanding anything to the contrary, the Board of Trustees and the Investment Manager may, on a case by case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds' CCO.  All waivers and exceptions are to be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.  Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, as described above, seek to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders and address potential conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

INVESTMENT MANAGEMENT
The Investment Manager, a registered investment adviser, is a wholly owned subsidiary of Winco.  Other principal subsidiaries of Winco include Midas Securities Group, Inc., the Funds' distributor and a registered broker-dealer.  The principal business address of Winco and its subsidiaries, including Midas Securities Group, Inc., is 11 Hanover Square, New York, New York 10005.

Winco is a Delaware corporation whose securities are traded in the over the counter market.  Thomas B. Winmill and Mark C. Winmill control Winco through a voting trust.

Listed below are affiliated persons of the Funds who are also affiliated persons of the Investment Manager.  The capacities by which they are affiliated are also included.

Affiliated Persons of the Funds, the Investment Manager, and the Distributor

Affiliated Person	Position(s) with Funds	Position(s) with Investment Manager	Position(s) with Distributor

Thomas B. Winmill	President , Chief Executive Officer, Chairman, Chief Legal Officer , and Trustee	Director, President , Chief Executive Officer, Chief Legal Officer , IPC Chairman, Portfolio Manager	Director, President, Chief Executive Officer, Chief Legal Officer, and Chairman

Mark C. Winmill	Vice President	Chief Investment Strategist, IPC Member	Principal

Thomas O'Malley	Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer	Director, Vice President, Chief Financial Officer, Treasurer	Director, Vice President, Treasurer, Chief Accounting Officer, and Chief Financial Officer

Russell Kamerman	Chief Compliance Officer, Secretary, and General Counsel	Chief Compliance Officer, Secretary, and General Counsel	Chief Compliance Officer, Secretary, and General Counsel

William M. Winmill	Vice President	Vice President, IPC Member, Portfolio Manager	Vice President

Heidi Keating	Vice President	Vice President, IPC Member	Vice President

Affiliated Person	Position(s) with Funds	Position(s) with Investment Manager	Position(s) with Distributor
Donald Klimoski II	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer

INVESTMENT MANAGEMENT AGREEMENT
On October 12, 2012, the Trust entered into an Investment Management Agreement with the Investment Manager.  Under the Investment Management Agreement, the Investment Manager acts as general manager of each Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions.  The Investment Manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration.  As compensation for its services to each Fund, the Investment Manager is entitled to a fee, payable monthly, based upon each Fund's average daily net assets.  The Investment Management Agreement (including the fees paid by each Fund) is essentially identical to the previous investment management agreements entered into between the Investment Manager and each of the Predecessor Funds.

Under the Investment Management Agreement, the Investment Manager receives a fee at the annual rate from each of the Funds as set forth below:

Midas Fund

1.00% of the first $200 million of the Fund's average daily net assets
.95% of average daily net assets over $200 million up to $400 million
.90% of average daily net assets over $400 million up to $600 million
.85% of average daily net assets over $600 million up to $800 million
.80% of average daily net assets over $800 million up to $1 billion
.75% of average daily net assets over $1 billion.

Midas Magic

1.00% of the first $10 million of the Fund's average daily net assets
7/8 of 1.00% of average daily net assets over $10 million up to $30 million
3/4 of 1.00% of average daily net assets over $30 million up to $150 million
5/8 of 1.00% of average daily net assets over $150 million up to $500 million
1/2 of 1.00% of average daily net assets over $500 million.

The foregoing fees are calculated on the daily value of each Fund's net assets at the close of each business day.  The foregoing fees for the Funds are higher than fees paid by most other investment companies.

The Investment Management Agreement provides that the Investment Manager shall waive all or part of its fee or reimburse a Fund monthly if and to the extent that the aggregate operating expenses of a Fund exceed the most restrictive limit imposed by any state in which shares of a Fund are qualified for sale, or such lesser amount as may be agreed to by the Board of Trustees and the Investment Manager.  Currently, the Funds are not subject to any such state imposed limitations.  Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.

During the fiscal years ended December 31, 2015, 2016 , and 2017 , the Funds paid the Investment Manager the following investment advisory fees, reflected in the column, "Amount Paid."  The Investment Manager did not waive any fees during this time period.

Year	Fund Name	Amount Paid
2015	Midas Fund Midas Magic	$129,148 $137,755
2016	Midas Fund Midas Magic	$183,208 $124,756

Year	Fund Name	Amount Paid
2017	Midas Fund Midas Magic	$192,512 $135,022

Reimbursement for Administration

The Investment Manager shall supply the Funds and the Board of Trustees with reports and statistical data, as reasonably requested. In addition, if requested by the Trust's Board of Trustees, the Investment Manager or its affiliates may provide services to the Trust or Funds such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested, or approved by the Board of Trustees, and supplied or performed will be for the account of the applicable Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data or services shall be paid by that Fund, subject to periodic reporting to and examination by the independent Trustees.  During the fiscal years ended December 31, 2015, 2016 , and 2017 the Funds reimbursed the Investment Manager for such administration services as follows:

Year	Fund Name	Reimbursement Amount
2015	Midas Fund Midas Magic	$77,365 $86,835
2016	Midas Fund Midas Magic	$126,120 $88,305
2017	Midas Fund Midas Magic	$116,320 $84,625

Under the Investment Management Agreement, each Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to:  (a) fees of the Investment Manager; (b) fees and commissions in connection with the purchase and sale of portfolio securities for the Funds; (c) costs, including the interest expense, of borrowing money; (d) fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance; (e) taxes levied against the Funds and the expenses of preparing tax returns and reports; (f) auditing fees and expenses; (g) legal fees and expenses (including reasonable fees for legal services rendered to the Funds by the Investment Manager or its affiliates); (h) salaries and other compensation of (1) any of the Funds' officers and employees who are not officers, trustees, shareholders or employees of the Investment Manager or any of its affiliates, and (2) the Funds' CCO to the extent determined by the independent Trustees; (i) fees and expenses incidental to Trustee and shareholder meetings of the Funds, the preparation and mailings of proxy material, prospectuses, and reports of the Funds to shareholders, the filing of reports with regulatory bodies, and the maintenance of the Funds' legal existence; (j) costs of the registration of the Funds' shares with Federal and state securities authorities (and maintenance of such registration); (k) payment of dividends; (l) costs of share certificates; (m) fees and expenses of the independent Trustees; (n) fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, reports providing and fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services); (o) costs of necessary office space rental and Fund web site development and maintenance; (p) costs of membership dues and charges of investment company industry trade associations; (q) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Funds and the legal obligation which the Funds may have to indemnify its officers and Trustees or settlements made; and (r) any and all organizational expenses of the Funds paid by the Investment Manager, which shall be reimbursed by the Funds at such time or times agreed to by the Funds and the Investment Manager.

The Investment Management Agreement provides that the Investment Manager will not be liable to a Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates.  Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to a Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

The Investment Management Agreement will continue with respect to each Fund for successive periods of twelve months, provided that its continuance is specifically approved at least annually for each Fund by (a) the Board or by the holders of a majority of the outstanding voting securities of a Fund as defined in the 1940 Act, and (b) a vote of a majority of the Trustees who are not parties to the Investment Management Agreement, or interested persons of any such party.  The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Trustees or the holders of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to a Fund, and shall immediately terminate in the event of its assignment.

Performance Driven Properties, Inc., a wholly owned subsidiary of Winco, has granted the Funds a non-exclusive license to use various service marks and domain names including "Midas" under certain terms and conditions on a royalty free basis.  Such license may be withdrawn in the event the Investment Manager or another subsidiary of Winco is not the Funds' investment manager.  If the license is terminated, the Funds will eliminate all reference to those marks in their corporate name and cease to use any of such service marks or any similar service marks in its business.

PORTFOLIO MANAGERS
Thomas B. Winmill is the portfolio manager of Midas Fund and with William M. Winmill a co-portfolio manager of Midas Magic.  As of December 31, 2017, the compensation plan of each of Thomas B. Winmill and William M. Winmill generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans.  A portion of their compensation may be deferred based on criteria established by the Investment Manager, or at his election.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates.  The primary components of his annual bonus are based on (i) number of weeks' salary paid as annual bonuses to employees generally of the Investment Manager and its affiliates, and (ii) the financial performance of the Investment Manager and its affiliates.  A subjective component of his annual bonus is based on his overall contribution to management of the Investment Manager and its affiliates.  Each portfolio manager may receive an asset level bonus upon assets under management reaching certain levels.  Each portfolio manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the Investment Manager and its affiliates.

Each portfolio manager's compensation plan may give rise to potential conflicts of interest.  Each portfolio manager's base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares.  The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales.  The management of multiple Funds and accounts (including proprietary accounts ) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as each portfolio manager must allocate his time and investment ideas across multiple Funds and accounts.  Each portfolio manager may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund or account .  Securities selected for one Fund or account rather than another Fund or account may outperform the securities selected for the Fund.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' Code of Ethics will adequately address such conflicts.

The following table provides information as of December 31, 2017 for Thomas B. Winmill relating to other accounts managed where Mr. Winmill is jointly or primarily responsible for day to day management.  Mr. Winmill does not manage any accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	2	N/A	7
	Assets (millions):	$ 225	N/A	$ 26

As of April 1, 2018 , the dollar range of shares beneficially owned by Thomas B. Winmill of Midas Fund was $ 1 - $10 ,000 and of Midas Magic was over $100,000 .

The following table provides information as of December 31, 2017 for William M. Winmill relating to other accounts managed where Mr. Winmill is jointly or primarily responsible for day to day management.  Mr. Winmill does not manage any accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
William M. Winmill	Number:	2	N/A	7
	Assets (millions):	$225	N/A	$26

As of April 1, 2018, the dollar range of shares beneficially owned by William M. Winmill of Midas Magic was $1 - $10 ,000.

DISTRIBUTION OF SHARES
Pursuant to a Distribution Agreement, the Distributor, whose address is 11 Hanover Square, New York, NY 10005, acts as principal distributor of each Fund's shares.  Under the Distribution Agreement with the Trust and on behalf of each Fund, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of each Fund.  Fund shares are sold continuously.

Pursuant to the Plan of Distribution adopted by the Trust on behalf of each Fund pursuant to Rule 12b-1 under the 1940 Act, Midas Fund and Midas Magic each pay the Distributor monthly a fee of 0.25% per annum of the Fund's average daily net assets as compensation for its distribution and service activities.  During the fiscal year ended December 31, 2017 , Midas Fund and Midas Magic paid to the Distributor a fee in the amount of $ 48,128 and $ 35,006 , respectively, under the Plan.

In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Fund shares or the servicing and maintenance of shareholder accounts, including, but not limited to:  advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Funds, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of a Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

Among other things, the Plan provides that:  (1) the Distributor will submit to the Board at least quarterly, and the Board will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Board, including those Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Trustees"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Trustees, or by vote of a majority of the outstanding voting securities of a Fund; (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund; and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Funds shall be committed to the discretion of the Trustees who are not interested persons of the Funds.

It is the opinion of the Board that the Plan is necessary to maintain a flow of subscriptions to offset redemptions.  Redemptions of mutual fund shares are inevitable.  If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines.  Eventually, redemptions could cause a fund to become uneconomic.  Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of a portfolio.  The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund.  In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability.  Increased assets enable a Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity.  In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs.  While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Funds' ability to maintain a high level of quality shareholder services.

The Plan increases the overall expense ratio of the Funds; however, a substantial decline in Fund assets is likely to increase the portion of a Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan), while a substantial increase in Fund assets may be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale down levels), as well as of fixed costs.  Nevertheless, the net effect of the Plan is to increase overall expenses.  To the extent the Plan maintains a flow of subscriptions to the Funds, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to a Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses.  Other than as described herein, no Trustee or interested person of a Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, public relations, postage, and dealer payments.

During the Funds' fiscal year ended December 31, 2017 , payments made under the Plan covered the following activities in the following approximate amounts:

Activity	Midas Fund	Midas Magic

Advertising[1]	$1,067	$824

Printing and Mailing Prospectuses[2]	$10,941	$8,745

Payments to the Third Parties[3]	$808	$2,300

Compensation of Sales Personnel[4]	$25,781	$16,977

Miscellaneous Expenses[5]	$9,520	$6,172

Total	$48,117	$35,018

1  Including print, video, and public relations expenses.
2  Printing, postage, and fulfillment expenses for prospectuses, shareholder reports, and other Fund literature.
3  Dealer payments for distribution of Funds shares.
4  Distributor personnel.
5  Including allocated occupancy and telephone expenses.

These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to the Plan for such period and then applying such ratio to the total amount of compensation paid by a Fund and received by the Distributor pursuant to the Plan for such period.

DETERMINATION OF NET ASSET VALUE
A Fund's NAV per share is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the New York Stock Exchange ("NYSE") (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each day the NYSE is open for trading ("Business Day").  The NYSE is generally closed on the following holidays:  New Year's Day, Dr. Martin Luther King, Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities generally are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.  Foreign securities markets may be open on days when the U.S. markets are closed.  For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund.

In the event of an unexpected close of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security's value than an earlier price from the primary market or exchange. Accordingly, the Funds may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value.

Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal.  Certain debt securities in which the Funds may invest may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services.  Open end investment companies generally are valued at their NAV.

Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Board of Trustees, called "fair value pricing."  Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed.  These differences in valuation could be material.  A security's valuation may differ depending on the method used for determining value.  The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

PURCHASE AND REDEMPTION OF SHARES
A Fund normally will only issue shares upon payment of the purchase price by check made payable to the Fund's order in U.S. dollars and drawn on a U.S. bank, or by Federal Reserve wire transfer, the cost of such wire service to be paid by the shareholder.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  No share certificates will be issued.  Shares will be registered in the name of the shareholder or broker or its nominee by book entry in the stock transfer books of the Fund or its Transfer Agent.  Each Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons.  In order to permit a Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, each Fund may waive or lower the investment minimums with respect to any person or class of persons.  The Funds make no guarantees with respect to available trading vehicles and no promise of a right to make trades via telephone, fax, or internet.  Orders to purchase shares are not binding on a Fund until they are confirmed by the Fund's Transfer Agent.

If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss a Fund incurs.  If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss.  In addition, the purchaser may be prohibited or restricted from placing future purchase orders for shares of the Fund or any of the other Funds.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf.  Each Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.  A shareholder's order will be priced at the Fund's NAV next computed after such order is accepted by an authorized broker or the broker's authorized designee.  Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund's Prospectus.

Each Fund may redeem for any reason, at any time, at current NAV all shares owned or held by any one shareholder having an aggregate current NAV of any amount, subject to the requirements of applicable law.  If not paid otherwise or waived by the Investment Manager, account charges for the $20 small account fee will be paid by the Fund redeeming shares.  Qualified plan accounts offered by the Funds, such as individual retirement accounts ("IRAs") or health savings accounts ("HSAs"), do not have annual custodial fees.  The annual custodial fees for such accounts will be borne by the Fund.  IRAs, however, will be subject to a pre-age 59½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.  HSAs will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

Each Fund is designed as a long term investment, and short term trading is discouraged.  Short term trading by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs.  To discourage short term trading, a Fund may temporarily suspend or terminate purchases and exchanges by investors or groups of investors who engage in short term trading practices, which the Fund, the Investment Manager, or the Distributor believes may have an adverse impact on the Fund.

"Late trading" refers to the practice of placing orders to purchase or redeem a mutual fund's shares with the fund's transfer agent or an authorized intermediary after the designated time (the "Pricing Time") as of which the fund calculates its NAV (usually the scheduled close of regular trading in equity securities on the NYSE, which normally occurs at 4 p.m. ET and, around certain holidays, 1 p.m. ET each day the NYSE is open for trading, unless weather, equipment failure, or other factors contribute to a trading halt that is effected on a market wide basis) , but receiving the price based on the prior calculated NAV.  "Late trading" also refers to the practice of placing conditional trade orders prior to the Pricing Time with the option of withdrawing or confirming the trade orders after the Pricing Time.  Late traders gain the possibility of an information advantage based on news after the Pricing Time that could affect the value of a fund's holdings but is not reflected in the NAV pricing for that day.  The Investment Manager and the Distributor have established the following policies and procedures to detect and prevent late trading:  (1) no associated person of the Investment Manager or the Distributor may effect or facilitate late trading in the shares of any Fund; (2) the Investment Manager, the Distributor, and their associated persons are prohibited from entering into any agreement or adopting any practice with the purpose of permitting any person to engage in late trading; (3) all orders for trades in the shares of a Fund that are received after the Pricing Time for the Fund will be submitted for processing and pricing for the next calculated price; (4) the Investment Manager, the Distributor , the Transfer Agent and their associated persons will not permit an investor, broker, or other intermediary to alter, cancel, or withdraw a trade order in the shares of a Fund after the Pricing Time for that Fund, except to correct a manifest error and subject to the approval of the CCO; and (5) any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to effect or facilitate late trading in the shares of a Fund normally must promptly report those actions to the CCO.

"Market timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing.  Market timing transactions include trades in mutual fund shares that occur when the fund's NAV does not fully reflect the value of the fund's holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible.  Each Fund may invest a substantial portion of their assets in foreign securities and may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market.  Market timing can have a dilutive effect on the value of the investments of long term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.  In order to assist in the detection and prevention of market timing that may have an impact on a Fund, the Investment Manager and the Distributor have established the following policies and procedures:  (1) the Investment Manager may monitor for market timers and establish criteria by which to identify potential market timers and to determine whether further action is warranted; (2) the Investment Manager may direct the Transfer Agent to reject any purchase or exchange orders, in whole or in part, including trading orders that in its opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s ) (the Investment Manager may consider the trading history of accounts under common ownership or control to determine whether to direct the Transfer Agent to reject an order); (3) due to the difficulty of identifying whether particular orders placed through banks, brokers, investment representatives, or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s), the Investment Manager may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be rejected in whole or in part by the affected Fund(s); (4) the Investment Manager or the Distributor in their sole discretion may, from time to time, seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor; and (5) any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to undertake, effect, or facilitate a market timing transaction contrary to a representation made in a Fund's Prospectus or SAI will normally report the actions to the CCO.

If shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will normally deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged.  Redemption fees are retained by the Fund.

Midas Fund

In-Kind Redemptions.

Midas Fund may require redeeming shareholders to accept readily tradable gold or silver bullion, coins, ETF shares, or other Fund holdings (collectively "redemption assets") in complete or partial payment of redemptions in instances where so doing may provide a benefit to the Fund.  In-kind redemptions are taxed in the same manner as cash redemptions for federal income tax purposes.

If the Fund elects to dispose of assets through such in-kind redemptions, it would typically inform the Transfer Agent of the assets to be used and the order in which to use them.  The Transfer Agent thereafter normally would honor all redemption requests, in the order received, by distributing the designated assets.  Generally, the Transfer Agent would continue to effect all redemption requests for the Fund with in-kind distributions until the designated assets were exhausted or until the Fund instructs the Transfer Agent otherwise.

The Fund normally may not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset by a broker or other institution selected by the Fund (in the form and quantity distributed to the shareholder) exceed 2% of the asset's value at the time of the redemption.

The Fund may select a broker or other institution in its sole discretion for shareholders to sell the assets distributed to them in an in-kind redemption.  In the event that a shareholder selects another broker or institution to sell assets distributed to such shareholder, the Fund to the extent practicable normally would deliver the assets to the shareholder as such shareholder directs.

The Fund will seek to inform the shareholder of the delivery of the redemption assets to such an account at or about the time of the in-kind redemption.  Once the shareholder is informed of such delivery, all risk of transfer and ownership of such redemption assets is assumed by such shareholder.

The Fund has also adopted the following operating policies with respect to in-kind redemptions:

•	the Fund shall seek to identify before 4:00 p.m. ET of the day on which such in-kind redemptions may be required, assets held by the Fund that are available for in-kind redemption;
•	the asset price used to effect the redemption shall be the respective asset price used to calculate the NAV of the shares being redeemed; and
•	in-kind redemptions may be limited to assets for which market quotations are readily available.

ALLOCATION OF BROKERAGE
Each Fund seeks to obtain prompt execution of orders at the most favorable net prices.  Transactions are directed to brokers and dealers qualified to execute orders or provide brokerage and research services.  The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the charges of Fund service providers.  No formula exists and no arrangement is made with or promised to any broker/dealer that commits either a stated volume or percentage of brokerage business based on brokerage and research services furnished to the Investment Manager.  Although Fund transactions in some securities are usually with dealers acting as principals at net prices incurring little or no brokerage costs, in other circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such similar securities.  Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.  While the Investment Manager generally seeks competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services.  With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the 1934 Act, or other applicable laws are met.  Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances.  To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."  Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Funds on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers. Research services furnished by broker/dealers through which a Fund effects securities transactions may be used by the Investment Manager in servicing its other accounts, if any; accordingly, not all the services may be used by the Investment Manager in connection with the Funds.

Sometimes, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor can the value of such services to a Fund be measured in some cases.  There is no certainty that such services so acquired will be beneficial to the Funds.  These services may include brokerage and research services as defined in Section 28(e)(3) of the 1934 Act, which presently include:  (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various research oriented computer hardware, software, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision making responsibilities for transactions effected by such broker/dealers for the Funds.  Commission "soft dollars" may be used only for brokerage and research services provided directly or indirectly by the broker/dealer and cash payments are not to be made by such broker/dealers to the Investment Manager.  To the extent that commission "soft dollars" do not result in the provision of any brokerage and research services by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer.  To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

During the fiscal years ended December 31, 2015, 2016 , and 2017 , Midas Fund and Midas Magic paid the following brokerage commissions:

Year	Fund Name	Total Amount Paid

2015	Midas Fund Midas Magic	$4,470* $6,658

2016	Midas Fund Midas Magic	$5,571 $8,437

2017	Midas Fund Midas Magic	$19,135 $4,897

*The increase in the aggregate dollar amount of brokerage commissions paid by Midas Fund from 2016 to 2017 can be attributed to increased re-positioning of the portfolio. The decrease in the aggregate dollar amount of brokerage commissions paid by Midas Magic from 2016 to 2017 can be attributed to decreased re-positioning of the portfolio .

During the fiscal year ended December 31, 2017 , Midas Fund and Midas Magic paid $ 0 and $ 2,752 , respectively, in brokerage commissions to firms for providing research services involving approximately $ 0 and $ 3,781,007 , respectively, of transactions.  The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the Funds with firms that provide research, subject to compliance with applicable laws and regulations.

The Funds did not acquire securities of its regular brokers or dealers or of their parents (if applicable) during the fiscal year ended December 31, 2017.

Bunched Trades

Investment decisions for a Fund are made independently based on each Fund's investment objectives and policies.  The same investment decision, however, may be made for two or more Funds in the Fund Complex.  In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") so that all Funds participating in the bunched trade receive the same execution price with all transaction costs (e.g., commissions) shared on a pro rata basis, subject to de minimis exceptions .  In the event that there are insufficient securities to satisfy all orders, the partial amount executed may be allocated among participating Funds pro rata on the basis of order size.  In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular Fund to be sufficient, the portfolio manager may waive in writing such allocation.  In such event, the Fund's pro rata allocation may be reallocated to the other Funds that participated in the bunched trade.  Following trade execution, portfolio managers may determine in certain instances that it may be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which may follow from a mechanical application of the procedures outlined above.  Such instances may include:  (i) partial fills and special Funds or accounts (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated Funds with special investment objectives and policies some degree of priority over other types of Funds); or (ii) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question may be unsuitable or inappropriate for one or more of the Funds originally designated).  While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to a Fund, the Investment Manager believes that a bunched trade can generally result in more equitable execution and prices.  Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund's Investment Manager in servicing all of its Funds and other accounts and not all of these services may be used by the Investment Manager in connection with the Funds.  The accounts aggregated may include those accounts in which the Investment Manager's officers, directors, agents, employees, or affiliates own interests.

Other

A Fund is not obligated to deal with any particular broker/dealer.  Certain broker/dealers that Funds in the Fund Complex do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting common stock of Winco, the parent of the Investment Manager, or shares of Winco's publicly traded affiliates.

A Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate.  The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual purchases or sales of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.  A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for recognition of net capital gains and resulting larger taxable distributions to shareholders.

Certain broker/dealers are paid a fee for record keeping, shareholder communications, and other services provided by them to investors purchasing shares of a Fund through the "no transaction fee" or other programs offered by such brokers.  This fee is based on the value of the investments in a Fund made by such brokers on behalf of investors participating in such programs.  The Board has authorized the Investment Manager to place Fund brokerage transactions with such brokers on the same basis as other brokers.  Commissions earned by such brokers from executing portfolio transactions on behalf of a Fund may be credited by them against the fee they charge a Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

DISTRIBUTIONS AND TAXES
Taxation of the Funds

Each Fund intends to continue to qualify as a RIC under Subchapter M of the Code.  To qualify for treatment as a RIC, each Fund (which is treated as a separate corporation for federal tax purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short term capital gain over net long term capital loss ("short term capital gain"), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements.  With respect to each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) ("50% Diversification Requirement"), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs (collectively, "Diversification Requirements").

Midas Fund may invest in gold and silver, other precious metals, and options and futures thereon and ETFs that invest therein.  The Fund's gains derived from its investments in options or futures contracts on precious metals generally will constitute "qualifying income" for purposes of the Income Requirement only if they are realized in connection with certain hedging transactions.  Moreover, direct investments in precious metals would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from gains from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that it failed to satisfy the 50% Diversification Requirement for any quarter of its taxable year.  The Fund intends to continue to manage its portfolio and sources of income so as to avoid failing to satisfy those requirements for these reasons.

If a Fund failed to qualify for treatment as a RIC for any taxable year – either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, cure a failure to satisfy any of the Income and Diversification Requirements, as long as the failure was "due to reasonable cause and not due to willful neglect" and the Fund paid a deductible tax calculated in accordance with those provisions and met certain other requirements – it would be taxed as a regular corporation on the full amount of its taxable income for that year without being able to deduct the distributions it made to its shareholders. In addition, the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of the Fund's earnings and profits which (a), for individual and certain other non-corporate shareholders, would be treated as "qualified dividend income" as defined in the Prospectus  ("QDI") and thus would be taxable for federal tax purposes at the rates applicable to long term capital gain and (b) in the case of corporate shareholders that met certain holding period and other requirements regarding their Fund shares, would be eligible for the dividends received deduction as described there.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If, at any time when any borrowings deemed "Senior Securities" under the 1940 Act are outstanding, a Fund does not meet (i) the asset coverage requirements of the 1940 Act, or (ii) if there are Senior Securities outstanding that have been rated by any rating agency, any additional requirements imposed by such rating agency, the Fund will usually be required to suspend distributions to holders of its common Shares until the asset coverage is restored.  Such a suspension may prevent the Fund from satisfying the Distribution Requirement (that is, distributing at least 90% of its investment company taxable income) and therefore jeopardize its qualification for taxation as a RIC or cause it to incur income tax or Excise Tax (as defined below) liability on the undistributed taxable income (including gain), or both.  On a failure to meet any of those asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem any Senior Securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to continue to qualify for treatment as a RIC.  There can be no assurance, however, that any such redemption would achieve those objectives.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities.  Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not normally be eligible to be treated as QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive distributions from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year.  "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.  While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that each Fund will be able to do so.

A Fund's use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as "qualifying income" under the Income Requirement.

Some futures contracts, foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) – except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which a Fund invests may be subject to Code section 1256 (collectively, "section 1256 contracts").  Any section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts will be treated as long term capital gain or loss; the remainder will be treated as short term capital gain or loss.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short term capital gain (as noted above, distributions of which are taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Each Fund may acquire zero coupon securities or other securities issued with original issue discount ("OID").  As a holder of those securities, each Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund's cash assets or, if necessary, from the proceeds of sales of its securities.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income that a Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust ("REIT")) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion."  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (the "Service") have issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax exempt entities that are not subject to tax on their unrelated business taxable income ("UBTI")) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting "that are nominees" for "that are not 'disqualified organizations'" in clause (3) and inserting "record shareholders that are" after "its" in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Funds' Shareholders

The portion of Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet. However, income from repurchase agreements and interest on mortgage backed U.S. government securities generally are not so exempt.

If a shareholder purchases shares of a Fund within 30 days before or after redeeming other shares of that Fund at a loss, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long term, instead of short term, capital loss to the extent of any capital gain distributions received on those shares.

Each Fund is required to withhold an amount determined under Code Section 3406 of all dividends, net capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number and make certain certifications.

Withholding is also required from dividends and other net capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is not effectively connected with a U.S. trade or business that the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, redemption or exchange of Fund shares paid after December 31, 2018 to (A) certain "foreign financial institutions" unless such foreign financial institution agrees to verify, monitor, and report to the Service the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity's country of residence), and (B) certain "non-financial foreign entities" unless such entity certifies to the Funds that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  This FATCA withholding tax could also affect a Fund's return on its investments in foreign securities or affect a shareholder's return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Funds and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund has chosen the average basis method as its default basis determination method for Fund shares that shareholders acquired or acquire after December 31, 2011 ("Covered Shares").  Under the average basis method, all of the Covered Share purchase costs are added together in an aggregate cost amount.  The basis per Covered Share is then determined by dividing the aggregate cost amount by the total Covered Shares in the account.  The basis of redeemed Covered Shares is determined by multiplying the number of those shares by the basis per Covered Share.  Each Fund's default basis determination method will be used unless a Fund shareholder selects a different Service-approved basis determination method.  If a shareholder prefers another basis determination method (such as a specific identification method), he or she can elect the preferred method by sending a letter of instruction to Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.  The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short term (one year or less) or long term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best Service accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

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The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders.  Changes in tax laws, potentially with retroactive effect, could impact a Fund's investments or the tax consequences to you of investing in a Fund.  No attempt is made to present a complete explanation of the federal income tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.

CAPITAL STOCK INFORMATION
The Trust may issue additional series of shares.  Currently, the Funds each offer only one class of shares, but the Board of Trustees is authorized to create additional classes and series.

Fund shareholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own.  Voting rights are not cumulative in the election of Trustees.  All shares of a Fund are fully paid and non-assessable and have no preemptive or conversion rights.  Shares may be redeemed from a Fund at their then current NAV on any day that the Fund is open for business.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Trust's by-laws (" Bylaws ") are met.  There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.  To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of that Fund's outstanding shares.

On certain matters such as the election of Trustees, all shares of each of the Funds vote together as a single class.  On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class.  In voting on an investment management agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Fund to approve the investment management agreement for the other Fund.

In October 2017, the Bylaws were amended to provide that, unless the Trust consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event that the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of any duty owed by any Trustee or officer or other employee of the Trust to the Trust or to the shareholders of the Trust, including record and beneficial owners, (iii) any action asserting a claim against the Trust or any Trustee or officer or other employee of the Trust arising pursuant to any provision of the Delaware Statutory Trust Act, the Trust's Amended Trust Instrument, or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Amended Trust Instrument of the Trust or the Bylaws (collectively, the "Governing Documents"), or (v) any action asserting a claim against the Trust or any Trustee or officer or other employee of the Trust that is governed by the internal affairs doctrine. The Bylaws further provide that, if any such action is filed in a court other than the Court of Chancery of the State of Delaware, the Superior Court of the State of Delaware, or the federal district court for the District of Delaware (a "Foreign Action") in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, the Superior Court of the State of Delaware, and the federal district court for the District of Delaware in connection with any action brought in any such court to enforce this provision, and (ii) having service of process made upon such shareholder in any such action by service upon such shareholder's counsel in the Foreign Action as agent for such shareholder. The foregoing summary is subject to the Governing Documents of the Trust, which are on file with the SEC and available on the Trust's website, http://www.MidasFunds.com.

REPORTS TO SHAREHOLDERS
Each Fund issues, at least semi-annually, a report to its shareholders including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of each Fund.  Each Fund's fiscal year ends on December 31.

CUSTODIAN AND TRANSFER AGENT
SSB, 801 Pennsylvania, Kansas City, MO 64105, has been retained to act as Custodian of each Fund's investments (except gold bullion and other precious metals) and may appoint one or more subcustodians.  The Custodian is responsible for the safekeeping of Fund assets, and (its affiliate) acts as a securities lending agent and a securities lender for short selling transactions by the Funds.  As part of its agreement with the Funds, the Custodian may apply credits or charges for its services to the Funds for, respectively, positive or deficit cash balances maintained by the Funds with the Custodian.  Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707, acts as the Funds Transfer and Dividend Disbursing Agent and performs accounting and tax services for the Funds.

The Funds and/or the Distributor have entered into certain agreements with third party service providers ("Recordkeepers") pursuant to which the Funds participate in various "no transaction fee" and other distribution programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services.  The fees of such Recordkeepers are charged to a Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Board of Trustees.  Cash compensation may also be paid to Recordkeepers for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the Recordkeeper provides shareholder services to the Funds' shareholders.  The Investment Manager may also pay cash compensation in the form of finder's fees that vary depending on the dollar amount of the shares sold.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP ("Tait, Weller"), 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is each Fund's IRPAF.  Tait, Weller audits each Fund's financial statements annually.

APPENDIX A
RATINGS DEFINITIONS
S & P Global Ratings Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings ' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong
A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision . S&P Global Ratings' opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
1.  Federal deposit insurance limit: 'L' qualifier
Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.
2.  Principal: 'p' qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
3.  Preliminary ratings: 'prelim' qualifier
Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings ' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
4.  Termination structures: 't' qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

5.  Counterparty instrument rating: 'cir' qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
1.  Contingent upon final documentation: '*' inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings ' receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
2.  Termination of obligation to tender: 'c' inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.
3.  U.S. direct government securities: 'G' inactive qualifier
The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.
4.  Public information ratings: 'pi' qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.
5.  Provisional ratings: 'pr' inactive qualifier
The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
6.  Quantitative analysis of public information: 'q' inactive qualifier
A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
7.  Extraordinary risks: 'r' inactive qualifier
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit -related risks. S&P Global Ratings discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers
1.  Unsolicited: 'unsolicited' and 'u' identifier
The 'u' identifier and 'unsolicited' designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.

2.  Structured finance: 'sf' identifier
The 'sf' identifier shall be assigned to ratings on "structured finance instruments" when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the 'sf' identifier to a rating does not change that rating's definition or our opinion about the issue's creditworthiness. For detailed information on the instruments assigned the 'sf' identifier, please see "S&P Announces Changes To The List of Instruments Carrying The Structured Finance Identifier" in Section VIII, under "Related Research."

Local Currency and Foreign Currency Ratings
S&P Global Ratings ' issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody's Credit Rating Definitions
Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application was not received or accepted.

2.  The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4.  The issue was privately placed, in which case the rating is not published in Moody's publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.

Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings
Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.
SHORT-TERM VS. LONG-TERM RATINGS

Fitch's National Credit Ratings

National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.

As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.

A "+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

National scale ratings are assigned on the basis that the "best credits or issuers" in the country are rated 'AAA' on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.

At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer "X" is rated higher than issuer "Y" on one scale, issuer "X" cannot be rated lower than issuer "Y" on the other scale.

National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.

In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency's National Rating definitions may be substituted by the regulatory scales. For instance Fitch's National Short Term Ratings of 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch's regional websites to determine if any additional or alternative category definitions apply.

Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil, South Africa and Chile.

Limitations of the National Rating Scale
Specific limitations relevant to National Rating scale include:
•	National scale ratings are only available in selected countries.
•
National scale ratings are only directly comparable with other national ratings in the same country.  There is a certain correlation between national and global ratings but there is not a precise translation between the scales.  The implied vulnerability to default of a given national scale rating will vary over time.

•
The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.
F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
RD (xxx) :  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.
D(xxx)
Indicates actual or imminent payment default.
Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.
"+" or "-" may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx).'

LONG-TERM RATINGS
S & P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:
—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
—	Nature of and provisions of the obligation and the promise we impute.
—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings
AAA
An obligation rated 'AAA' has the highest rating assigned by S & P Global Ratings.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated 'AA' differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated 'BBB' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics.  'BB' indicates the least degree of speculation and 'C' the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.  The 'CC' rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D
An obligation rated 'D' is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S & P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S & P Global Ratings does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings provided herein .

Moody's Long-Term Obligation Ratings
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody's Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch's National Long-Term Credit Ratings
AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country.  This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.
AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country.  The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.
A(xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.
BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.
BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country.  Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
B(xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.
CCC(xxx) 'CCC' National Ratings denote very high default risk relative to other issuers or obligations in the same country .

CC(xxx) 'CC' National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country .

C(xxx) A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD (xxx) :  Restricted default.
"RD" ratings indicated that an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:
a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.
D(xxx)
'D' National Ratings denote an issuer or instrument that is currently in default.
Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.
"+" or "-" may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx).'

MUNICIPAL NOTE RATINGS
S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings ' opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:
—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings provided herein .
Moody's US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings
While the global short-term 'prime' rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality's rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ's prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support , as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime .

APPENDIX B – PROXY VOTING

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2018

Each of Midas Series Trust, on behalf of Midas Fund and Midas Magic, Dividend and Income Fund and Foxby Corp. (each, a "Fund," and together, the "Funds") will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund's investment manager.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund's portfolio to Institutional Shareholder Services (the "Proxy Firm"). A concise summary of the Proxy Voting Guidelines of the Proxy Firm (see attached) is incorporated by reference herein as each Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supersede the Proxy Voting Guidelines of the Proxy Firm in their entirety.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the issuer is an investor in a Fund; (ii) the issuer has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds' Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.	Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds;

iii.	Review the Proxy Voting Guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be "violated."  In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense.  Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such boards offer continuity in direction which promotes long term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws.  Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position.  We may also elect to abstain or not vote on any given matter.

January 1, 2018

ISS United States Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2018 Published January 9, 2018

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines , and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances:
Independence
Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS' Categorization of Directors) when:
•	Independent directors comprise 50 percent or less of the board;
•	The non-independent director serves on the audit, compensation, or nominating committee;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:
•	Sit on more than five public company boards; or
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[3].

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
•	The board failed to act on takeover offers where the majority of shares are tendered;
•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
•	The company's previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•	The company's response, including:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:
Problematic Takeover Defenses /Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:
•
The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;

•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A multi -class capital structure; and/or
•	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company's ownership structure;
•	The company's existing governance provisions;
•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders' ability to amend bylaws.
Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
•	The level of impairment of shareholders' rights;
•	The disclosed rationale;
•	The ability to change the governance structure (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
•	Any reasonable sunset provision; and
•	Other relevant factors.
Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.
Restrictions on Shareholders' Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
•
The company's governing documents impose undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive ;
•	The company receives an adverse opinion on the company's financial statements from its auditor; or
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•	There is a significant misalignment between CEO pay and company performance (pay for performance) ;
•	The company maintains significant problematic pay practices; or
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company's declared frequency of say on pay ; or
•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock :
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:
•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections
Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public "vote-no" campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;
•	Management's track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
Independent Chair (Separate Chair/CEO)
General Recommendation: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;
•	The company's current board leadership structure;
•	The company's governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.
Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

CAPITAL/ Restructuring
Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
•	The company's use of authorized shares during the last three years;

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or " SOP ") if:
•	There is a significant misalignment between CEO pay and company performance ( pay for performance );
•	The company maintains significant problematic pay practices ;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:
1.	Peer Group[8] Alignment:
•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.
Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay[10] compared to grant pay; and
•	Any other factors deemed relevant.
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites ;
•	New or extended agreements that provide for:
•	Excessive CIC payments ( generally exceeding 3 times base salary and average/target/most recent bonus);
•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
•	CIC payments with excise tax gross-ups (including "modified" gross-ups);
•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
•	Liberal CIC definition combined with any single-trigger CIC benefits;
•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking
•	Multi-year guaranteed awards ;
•	A single or common performance metric used for short- and long-term incentives ;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega equity grants that provide overly large upside opportunity .
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines , and limitations on accelerated vesting triggers .

Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:
•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:
•
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition ;
•	Disclosure of specific and meaningful actions taken to address shareholders' concerns ;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›
Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

•	Grant Practices:
›	The company's three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
›	Awards may vest in connection with a liberal change-of-control definition;
›
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.
Social/Environmental Issues
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company's level of disclosure compared to industry peers; and
•	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company's level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company's actual GHG emissions performance;
•	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
•	The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
•	The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company's industry peers;
•	The company's established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company's nominating committee;
•	Whether the company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company's policies and goals to reduce any gender pay gap, taking into account:

•	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
•	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.
Data Security, Privacy, and Internet Issues
General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
•	Applicable market-specific laws or regulations that may be imposed on the company; and
•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company's current disclosure of relevant lobbying policies, and management and board oversight;
•	The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.
Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
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1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
3 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
4 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
5 Public shareholders only, approval prior to a company's becoming public is insufficient.
6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.
7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
10 ISS research reports include realizable pay for S&P1500 companies.
11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

Part C.  Other Information.

Item 28. Exhibits

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
(a)	Amended Trust Instrument	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 28, 2017
(b)	Amended and Restated Bylaws	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 26, 2018
(c)(i)	See Article VI, "Shareholders' Voting Powers and Meetings" of Registrant's Trust Instrument	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 28, 2017
(c)(ii)	See Article II, "Shareholders" of Registrant's Bylaws	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 26, 2018
(d)	Investment Management Agreement	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 25, 2016
(e)	Distribution Agreement between the Registrant and Midas Securities Group, Inc	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 25, 2016
(f)	Not applicable
(g)(i)	Form of Custodian Agreement with State Street Bank and Trust Company	Registrant's corresponding exhibit to Post-Effective Amendment No. 29 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 22, 2002
(g)(ii)	Supplement to Custodian Agreement	Registrant's corresponding exhibits to Post-Effective Amendment No. 28 to the registration statement of the Registrant, SEC file number 2-98229, filed on May 1, 2001
(g)(iii)	Amendment to Custodian Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 52 to the registration statement of the Registrant, SEC file number 2-98229, filed on October 11, 2012
(g)(iv)	Amendment to Custodian Agreement	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 26, 2018
(g)(v)	Custodian Agreement Fee Schedule	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 26, 2018
(h)(i)	Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 48 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 30, 2012
(h)(ii)	Consent to Assignment of Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 52 to the registration statement of the Registrant, SEC file number 2-98229, filed on October 11, 2012
(h)(iii)	Liquidity Agreement	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 25, 2016
(i)(i)	Opinion and Consent of Counsel as to Legality of Securities Being Registered	Registrant's corresponding exhibit to the Post-Effective Amendment No. 59 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 28, 2015
(i)(ii)	Legal Consent		X
(j)	Accountant's Consent		X
(k)	Not applicable
(l)	Agreement for providing initial capital	Registrant's corresponding exhibit to Post-Effective Amendment No. 26 to the registration statement of the Registrant, SEC file number 2-98229, filed on March 1, 2000
(m)	Amended Plan of Distribution	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 25, 2016
(n)	Not applicable
(o)	Reserved
(p)	Code of Ethics		X
(q)	Powers of Attorney		X

Item 29.  Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 30.  Indemnification

Reference is made to the provisions of Article IX of Registrant's Amended Trust Instrument filed by EDGAR on February 28, 2017 as Exhibit 99.77Q1.2 to Form N-SAR-B of the Registrant, incorporated herein by reference, which provides information about indemnification.

The Registrant's Investment Management Agreement between the Registrant and Midas Management Corporation (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant's series or any shareholder of its series for any error of judgment or mistake of law or for any loss suffered by the Registrant's series or the series' shareholders in connection with the matters to which the Investment Management Agreement relates, but nothing in the Investment Management Agreement shall be construed to protect the Investment Manager against any liability to the Registrant's series or any shareholder of its series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

Section 10 of the Distribution Agreement between the Registrant and Midas Securities Group, Inc. ("Midas Securities")  provides that the Registrant will indemnify Midas Securities and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Midas Securities to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their willful misfeasance, bad faith, or gross negligence; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 10 of the Distribution Agreement also provides that Midas Securities agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Midas Securities for use in the Registration Statement or arising out of any agreement between Midas Securities and any retail dealer, or arising out of supplementary literature or advertising used by Midas Securities in connection with the Distribution Agreement.

The Registrant undertakes to carry out all indemnification provisions of its Amended Trust Instrument the above-described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and other Connections of the Investment Adviser

The Investment Manager is a wholly-owned subsidiary of Winmill & Co. Incorporated ("Winco").  Winco is also the parent of Midas Securities, the Fund's distributor and a registered broker/dealer.  The principal business of the Investment Manager since its founding has been to serve as an investment manager to registered investment companies.  Directors and officers of Winco and its subsidiaries are also trustees, directors, and officers of the investment companies managed by the Investment Manager.  The Investment Manager serves as investment manager of each of the Registrant's series and Foxby Corp.

Bexil Corporation, an affiliate of Winco, is the parent of Bexil Advisers LLC ("Bexil Advisers"), a registered investment adviser, and Bexil Securities LLC ("Bexil Securities"), a registered broker/dealer.  The principal business of Bexil Advisers since its founding has been to serve as investment manager to registered investment companies.  The principal businesses of Bexil Securities since its founding have been in trading for its own account and mutual fund underwriting.  The directors and officers of Winco and its subsidiaries are also directors, managers, trustees and officers of Bexil Corporation, Bexil Securities, Bexil Advisers, and the investment company managed by Bexil Advisers.  Bexil Advisers serves as investment manager to Dividend and Income Fund.

In addition, Thomas B. Winmill, Esq. is (i) Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer of the Registrant; (ii) Director, Chairman, President, Chief Executive Officer, and/or Chief Legal Officer of the Investment Manager, Midas Securities (the Fund's distributor and a registered broker-dealer) and their affiliates, 11 Hanover Square, New York, NY 10005; (iii) President, Chief Executive Officer, Chief Legal Officer, and a director of Bexil Corporation, 11 Hanover Square, New York, NY 10005; and (iv) a director of Global Self Storage, Inc., 11 Hanover Square, New York, NY 10005.

Item 32.  Principal Underwriters

a)	Midas Securities does not serve as principal underwriter to any investment company other than the Registrant.

b)
Midas Securities serves as the Registrant's principal underwriter.  The directors and officers of Midas Securities, their principal business addresses, their positions and offices with Midas Securities, and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal Business Address	Position and Offices with Midas Securities	Position and Offices with Registrant

Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	Director, Chairman, President, Chief Executive Officer, Chief Legal Officer, and Control Person	Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer

Mark C. Winmill 11 Hanover Square New York, NY 10005	Vice President	Vice President

Thomas O'Malley 11 Hanover Square New York, NY 10005	Director, Vice President, Treasurer, Chief Accounting Officer, and Chief Financial Officer	Vice President, Treasurer, Chief Accounting Officer, Chief Financial Officer

Russell Kamerman, Esq. 11 Hanover Square New York, NY 10005	Chief Compliance Officer, Secretary, and General Counsel	Chief Compliance Officer, Secretary, and General Counsel

Donald Klimoski II, Esq. 11 Hanover Square New York, NY 10005	Assistant Chief Compliance Officer, Assistant Secretary, and Assitant General Counsel	Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel

Heidi Keating 11 Hanover Square New York, NY 10005	Vice President	Vice President

William M. Winmill 11 Hanover Square New York, NY 10005	Vice President	Vice President

The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 33.  Location of Accounts and Records

The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager).  All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of the Registrant's custodian), and Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the offices of the Registrant's Transfer, Dividend Disbursing, and Investment Accounting Services Agent).

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on the 27th day of April, 2018.

MIDAS SERIES TRUST

/s/ Thomas B. Winmill
By: Thomas B. Winmill
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas B. Winmill	Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer	April 27, 2018
Thomas B. Winmill

/s/ Thomas O'Malley	Vice President, Treasurer, Chief Accounting Officer, and Chief Financial Officer	April 27, 2018
Thomas O'Malley

/s/ Peter K. Werner*	Trustee	April 27, 2018
7Peter K. Werner

/s/ Jon Tomasson*	Trustee	April 27, 2018
Jon Tomasson

*Signed by Russell Kamerman, Attorney-in-Fact, pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit
28(i)(ii)	Legal Consent
28(j)	Accountant's Consent
28(p)	Code of Ethics
28(q)	Powers of Attorney